UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

INTERPACE DIAGNOSTICS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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August [●], 2019

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Diagnostics Group, Inc.’s (“Interpace”) Annual Meeting of Stockholders to be held on October 10, 2019, at 1:00 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held at the Umstead Hotel, 100 Woodland Pond Drive, Cary, North Carolina, 27513. During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and as time permits, we will discuss our business operations. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting and voting in person or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on August 19, 2019 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 22, 2019, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2019 Annual Report on Form 10-K, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card (or voting instruction form, if you hold your shares through a broker). Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail. If you have any questions, please contact Kingsdale Shareholder Services US LLC, our proxy solicitor, by telephone at (866) 851-1489 (within North America) or (416) 867-2272 (collect call outside North America), or by email at contactus@kingsdaleadvisors.com.

We are delighted to have you as a stockholder of Interpace and thank you for your ongoing support.

Sincerely,

Jack E. Stover
President and Chief Executive Officer

Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054
Phone: 412.224.6100 · Toll Free: 844.405.9655 · http://www.interpacediagnostics.com

NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD october 10, 2019

To the Stockholders of Interpace Diagnostics Group, Inc.:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Diagnostics Group, Inc. (“Interpace” or the “Company”) will be held at the Umstead Hotel, 100 Woodland Pond Drive, Cary, North Carolina, 27513 on October 10, 2019 at 1:00 p.m., Eastern Time. At the Annual Meeting, common stockholders will act on the following matters:

1.	Election of one Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified;

2.	Approval of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan, in the form attached as Annex A to this Proxy Statement;

3.	Approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan, in the form attached as Annex B to this Proxy Statement;

4.	Approval, under applicable rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), of issuances of shares of our common stock, par value $0.01 per share, (“Common Stock”) upon conversion of our Preferred Stock (as defined herein) in excess of 19.99% of our Common Stock outstanding prior to such issuances;

5.	Ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

6.	To consider and vote upon the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement; and

7.	To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on August 19, 2019 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available during the Annual Meeting and at the Company’s corporate headquarters located at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054 for at least ten days prior to the Annual Meeting. If you would like to inspect the list, please call Jim Early, the Company’s Chief Financial Officer, at (412) 224-6665 to arrange a visit to our offices for the inspection. All stockholders are cordially invited to attend the Annual Meeting. On or about August 22, 2019, the Company will mail to stockholders a Notice of Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2019 Annual Report on Form 10-K, and vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.

Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we hope you will take the time to vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your attached proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

By order of the Board of Directors,

/s/ Jack E. Stover
Jack E. Stover
President & Chief Executive Officer

Dated: [●], 2019

Important Notice Regarding the Availability of Proxy
Materials for the Annual Meeting of Stockholders to Be Held
on October 10, 2019

The Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders and
Annual Report on Form 10-K are available on the Internet at
http://www.astproxyportal.com/ast/21231

table of contents

Page

General Information About the Annual Meeting and Voting	1

PROPOSAL NO. 1 — ELECTION OF DIRECTOR	9

PROPOSAL NO. 2 — TO APPROVE THE INTERPACE DIAGNOSTICS GROUP, INC. 2019 EQUITY INCENTIVE PLAN	14

PROPOSAL NO. 3 — APPROVAL OF THE INTERPACE Diagnostics Group, Inc. EMPLOYEE STOCK PURCHASE PLAN	18

PROPOSAL NO. 4 — to approve, under applicable nasdaq listing rules, issuances of shares of our common stock upon conversion of our preferred stock in excess of 19.99% of our common stock outstanding prior to such issuances	21

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

PROPOSAL NO. 6 — ADJOURNMENT OF THE ANNUAL MEETING	35

Governance of the Company	36

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION	39

Audit Committee Matters and Fees Paid to Independent Registered Public Accounting Firm	46

AUDIT COMMITTEE REPORT	47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	48

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	49

OTHER MATTERS	49

ADDITIONAL INFORMATION	49

Annex A	A-1

Annex B	B-1

-i-

PROXY STATEMENT

General Information About the Annual Meeting and Voting

Why are you receiving these proxy materials?

Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”, “Interpace”, “we”, or “us”) has delivered printed versions of these materials to you by mail or made them available electronically in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) for use at our Annual Meeting. This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “— Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 22, 2019. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1.	Election of the Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified;

2.	Approval of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan, in the form attached as Annex A to this Proxy Statement;

3.	Approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan, in the form attached as Annex B to this Proxy Statement;

4.	Approval, under the rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), of issuances of shares of our common stock, par value $0.01 per share, (“Common Stock”) upon conversion of our Preferred Stock in excess of 19.99% of our Common Stock outstanding prior to such issuances;

5.	Ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

6.	To consider and vote upon the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement; and

7.	To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

In addition, management will respond to questions from stockholders.

Why are you being asked to approve the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan?

The purposes of the 2019 Equity Incentive Plan are to enable us to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company. The Board believes that the number of shares of Common Stock available for grants under the existing stock award plan is insufficient to satisfy the purposes described above.

Why are you being asked to approve the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan?

The purpose of the Employee Stock Purchase Plan is to provide employees of the Company and its participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company has not previously had such a plan in the last 5 years. The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Code.

Why is the Company seeking approval under the Nasdaq Listing Rules of issuances of shares of our Common Stock upon conversion of our Preferred Stock in excess of 19.99% of our Common Stock outstanding prior to such issuances?

Because our Common Stock is listed on The Nasdaq Capital Market (“Nasdaq”), we are subject to the Nasdaq Listing Rules. The potential issuance of the shares of our Common Stock upon conversion of our Preferred Stock (as described below) implicates certain of the Nasdaq Listing Rules requiring prior stockholder approval in order to maintain our listing on Nasdaq. Some of the Preferred Stock was issued on July 15, 2019 and we expect that if the Proposal No. 4 is approved, we will shortly thereafter issue additional shares of Preferred Stock. As described below in Proposal No. 4 under “Nasdaq Listing Rules and the Necessity of Stockholder Approval — Effect of Affirmative Vote,” we seek your approval of Proposal No. 4 to comply with the Nasdaq Listing Rules.

The Board approved the issuance of Preferred Stock to Ampersand 2018 Limited Partnership (“Ampersand”) primarily to finance our acquisition of the BioPharma Business of Cancer Genetics, Inc. The Board believes that with the acquisition of the BioPharma Business, the Company has the potential to be a leader in enabling personalized and precision medicine by offering advanced diagnostics, molecular market testing, data solution and biopharma services. The Board believes that partnering with an entity affiliated with Ampersand Capital Partners, a private equity firm specializing in the diagnostic and biopharma sectors, will assist the Company in adding financial support and expertise and potentially accelerating its growth trajectory within the clinical diagnostic and BioPharma markets. The initial conversion price into Common Stock of Ampersand’s investment in Preferred Stock was $0.80, subject to adjustment, representing a premium of approximately 14.0% over the closing price of the Company’s Common Stock prior to the announcement of the investment. The $0.80 conversion price, subject to adjustment, will also be applicable to the Second Ampersand Closing (as defined below) should it occur, regardless of the market price of our Common Stock at the time of the Second Ampersand Closing.

If Proposal No. 4 is approved and we issue additional Preferred Stock in the Second Ampersand Closing, the proceeds from the issuance of such stock will be used to retire debt associated with the acquisition of the BioPharma Business and to help pay integration costs of, and liabilities assumed with respect to, the BioPharma Business.

Further, if Proposal No. 4 is not approved, we and our stockholders may suffer adverse consequences. For example the Preferred Stock as a result would have an increased dividend, increased liquidation preference and in certain cases, mandatory redemption.

What are the Board’s voting recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR Proposal Nos. 1, 2, 3, 4, 5 and 6.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on August 19, 2019 (the “Record Date”) may vote at the Annual Meeting. There were [•] shares of our Common Stock outstanding on August 19, 2019. During the 10 days before the Annual Meeting, you may inspect a list of stockholders eligible to vote at our corporate headquarters located at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. If you would like to inspect the list, please call Jim Early, the Company’s Chief Financial Officer, at (855) 776-6419 to arrange a visit to our offices for the inspection. All stockholders are cordially invited to attend the Annual Meeting.

What are the voting rights of the holders of our Common Stock?

Each outstanding share of our Common Stock will be entitled to one vote on each matter considered at the Annual Meeting.

What are the voting rights of the holders of our Preferred Stock?

Outstanding shares of our Preferred Stock will not be entitled to vote at the Annual Meeting on Proposal Nos. 1, 2, 3, 4, 5 and 6.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card has been forwarded to you by your broker, trustee or other nominee who is considered, with respect to those shares, the stockholder of record.

How can you vote?

Record Owners

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee or other nominee, you may vote or submit a proxy:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.voteproxy.com and following the instructions set forth on the Notice. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions.

2. By Telephone – You may call toll-free 1-800-PROXIES (1-800-776-9437) in the United States, or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions provided on the WHITE proxy card attached to the Proxy Statement. Your shares will be voted according to your instructions.

3. By Mail – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

4. In Person at the Meeting – If you attend the Annual Meeting, you may deliver a completed and signed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, trustee or other nominee. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy issued in your name from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to “routine” matters such as Proposal No. 5, the ratification of the appointment of our independent registered public accounting firm, BDO, which is the only matter scheduled for this Annual Meeting for which such nominees have voting authority. However, brokers, trustees, or other nominees will not have this discretionary authority with respect to non-routine matters.

Proposal Nos. 1, 2, 3, 4 and 6 are “non-routine” matters for which discretionary voting power does not exist under applicable rules. A broker, trustee or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposal Nos. 1, 2, 3, 4 and 6. Broker non-votes will not be considered votes cast by the holders of all of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting affirmatively or negatively and will therefore not have any effect with respect to Proposal Nos. 1, 2, 3, 4 and 6.

How can you attend the Annual Meeting?

The Annual Meeting will be held on October 10, 2019, beginning at 1:00 p.m., Eastern Time at the Umstead Hotel, 100 Woodland Pond Drive, Cary, North Carolina, 27513. Information on how to vote in person at the Annual Meeting is discussed above under the caption “How can you vote?” Each stockholder who wishes to attend the Annual Meeting will be required to present valid government-issued photo identification to be admitted to the Annual Meeting.

Can you change your vote or revoke your proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on October 9, 2019, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 1:00 p.m., Eastern Time, on October 10, 2019. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, trustee, or other nominee in accordance with the instructions you have received from them.

The last proxy or vote that we receive from you will be the vote that is counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Jack E. Stover, our President and Chief Executive Officer and a member of the Board, and Jim Early, our Chief Financial Officer, Secretary and Treasurer. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of Common Stock may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

i.	FOR the election of the Class I director nominee named in this Proxy Statement (Proposal No. 1);

ii.	FOR the approval of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan (Proposal No. 2);

iii.	FOR the approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan (Proposal No. 3);

iv.	FOR the approval, under Nasdaq Listing Rules, of issuances of shares of our Common Stock upon conversion of our Preferred Stock in excess of 19.99% of our Common Stock outstanding prior to such issuances (Proposal No. 4);

v.	FOR ratification of the appointment of BDO as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2019 (Proposal No. 5);

vi.	FOR the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement (Proposal No. 6); and

vii.	FOR, in the proxy holders’ discretion, to consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

What constitutes a quorum?

A quorum will be present at the Annual Meeting if holders of a majority of the shares of Common Stock outstanding on the Record Date are represented at the Annual Meeting in person or by proxy. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of one Class I Director. The election of a director requires a plurality of the votes of the shares cast in person or represented by proxy at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of a director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 2: Approval of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan. A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Proposal No. 3: Approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan. A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Proposal No. 4: Approval, under Nasdaq Listing Rules, of issuances of shares of our Common Stock upon conversion of our Preferred Stock in excess of 19.99% of our Common Stock outstanding prior to such issuances. A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Proposal No. 5: Ratification of Appointment of BDO as our Independent Registered Public Accounting Firm to audit our financial statements for the fiscal year ending December 31, 2019. A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Proposal No. 6: Approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement. A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Who counts the votes?

We have engaged AST as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, AST will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to AST for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to AST on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

●	FOR Proposal No. 1, for the election of the Class I director nominee named in this Proxy Statement;

●	FOR Proposal No. 2, for the approval of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan;

●	FOR Proposal No. 3, for the approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan;

●	FOR Proposal No. 4, for the approval, under Nasdaq Listing Rules, of issuances of shares of our Common Stock upon conversion of our Preferred Stock in excess of 19.99% of our Common Stock outstanding prior to such issuances;

●	FOR Proposal No. 5, for the ratification of appointment of our independent registered public accounting firm; and

●	FOR Proposal No. 6, for the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement.

Why are you being asked to ratify the appointment of BDO as our independent registered public accounting firm?

Although stockholder approval of the Audit Committee’s selection of BDO as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If Proposal No. 5 is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of BDO, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached WHITE proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board and we will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers or employees who will not receive additional compensation for those services, telephonically, electronically or by other means of communication. We have also retained Kingsdale Shareholder Services US LLC (“Kingsdale”) for a fee of $12,500, plus additional fees relating to telephone and electronic solicitation and reimbursement of certain expenses, to assist in the solicitation of proxies. In addition, we have agreed to indemnify Kingsdale against certain liabilities arising out of or in connection with the engagement. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

BDO served as our independent registered public accounting firm for the fiscal year ended December 31, 2018 and audited our financial statements for such year. We expect that one or more representatives of BDO will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the Annual Meeting.

What is “householding” and where can you obtain additional copies of the proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Additional Information — Householding”.

What should I do if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the meeting, please contact Kingsdale, our proxy solicitor, by telephone at (866) 851-1489 (within North America) or (416) 867-2272 (collect call outside North America), or by email at contactus@kingsdaleadvisors.com.

North American Toll Free Phone:

1-866-581-1489

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 416-867-2272

PROPOSAL NO. 1 —
ELECTION OF DIRECTOR

The authorized number of directors to the Board is currently seven and is divided into three classes with two directors in Class I, three directors in Class II and two directors in Class III. The Board currently consists of five members, with two directors in Class I, one director in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting.

NAME	AGE	CLASS(1)	PRINCIPAL OCCUPATION OR EMPLOYMENT
Stephen J. Sullivan	72	I	Founder of CRO Advisors LLC
Eric Lev	43	I	Partner of Ampersand Capital Partners
Felice Schnoll-Sussman, M.D.	49	II	Associate Professor of Clinical Medicine at Weill Medical College of Cornell University
Joseph Keegan, Ph.D.	66	III	Independent Investor
Jack E. Stover	66	III	President and Chief Executive Officer of Interpace Diagnostics Group, Inc.

(1) The term of the Class I directors expires in 2019; the term of the Class II director expires in 2021; and the term of the Class III directors expires in 2020.

At the Annual Meeting, two Class I directors will be elected to serve until the annual meeting of stockholders in 2022 and until such director’s successor is elected and qualified. Stephen J. Sullivan is the Board’s nominee for election by the holders of the Common Stock as a Class I director. Stephen J. Sullivan has been approved, recommended and nominated for election to the Board by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and by the Board. The accompanying proxy will be voted for the election of Stephen J. Sullivan, unless the proxy contains instructions otherwise. Management has no reason to believe that Stephen J. Sullivan will not stand for election or will be unable to serve. However, in the event that Stephen J. Sullivan should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board. The holders of the Series A Preferred Stock (as discussed and defined in Proposal No. 4 below), voting as a separate class, are entitled to elect one Class I director (the “Series A Director”). Eric Lev has been designated for election as a director by Ampersand, the holder of all outstanding shares of the Series A Preferred Stock, and approved, recommended and nominated by the Board. The holders of Common Stock are not entitled to vote in the election of Eric Lev.

Proposal No. 1, the election of a director, requires a plurality of the votes of the shares cast in person or represented by proxy at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of a director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

The Board Recommends a Vote FOR the Election of the Nominee Listed Above and Proxies that Are Returned
Will Be So Voted Unless Otherwise Instructed.

Nominees for Election as Class I Directors, Term Expiring 2022

Stephen J. Sullivan. Stephen J. Sullivan was appointed Chairman of the Board effective June 21, 2016. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined Interpace as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Compensation & Management Development Committee (the “Compensation Committee”). In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc. (“Xenometrix”), a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately-owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation, a privately-owned leader in electronic patient recorded outcomes in clinical trials. From April 2011 through March 2019, Mr. Sullivan was chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. Since May 2015, Mr. Sullivan has been chairman of the board of Microbiology Research Associates (now known as Analytical Lab Group since an August 2016 merger with Accuratus Labs), a privately held microbiology services company. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical. In July 2016, Mr. Sullivan became chairman of the board of PharmaStart. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. As of July 2018, Firma Clinical Research has been sold and Mr. Sullivan is no longer a member of its board. From November 2015 until August 2017, Mr. Sullivan was a member of the board of Accel Clinical Research, a phase 1 contract research organization. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company. Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

Eric Lev. Eric Lev was appointed to the Board effective July 15, 2019. Mr. Lev is currently the Series A Director. Mr. Lev has more than 17 years of experience in life science investing. Since 2013, Mr. Lev has been a partner at Ampersand Capital Partners, a middle market private equity firm dedicated to growth-oriented investments in the healthcare sector and an entity affiliated with Ampersand. From 2005 to 2013, Mr. Lev was a principal at Water Street Healthcare Partners, and served before then as Group Manager, Strategy & Business Development at Beckman Coulter from 2004 to 2005. Mr. Lev also previously served as an associate on the healthcare/life sciences team at One Equity Partners and began his career as an analyst in the investment banking division of Lehman Brothers. He currently serves on the boards of directors of private companies within the pharmaceutical services market such as NEOMED-LABS and LakePharma. He previously served on the boards of directors of private companies within the clinical laboratory services market such as Genoptix, PLUS Diagnostics, and ConVerge Diagnostics. Mr. Lev holds a B.A. from Northwestern University and a M.B.A from the University of Chicago. Mr. Lev brings to the Board expertise in finance and extensive knowledge of the life science industry.

Incumbent Class II Director, Term Expiring 2021

Dr. Felice Schnoll-Sussman. Dr. Felice Schnoll-Sussman was appointed as a member of the Board on September 13, 2017. Dr. Schnoll-Sussman was promoted to Professor of Clinical Medicine at Weill Medical College of Cornell University on March 1, 2019. She has been Associate Professor of Clinical Medicine at Weill Medical College of Cornell University since 2013 and Associate Attending Physician in Gastroenterology at New York Presbyterian Hospital since May 2013. She has been an Attending Physician at Weill Cornell Medical College of Cornell University, Division of Gastroenterology and Hepatology since July 2001. Dr. Schnoll-Sussman has been the Director of the Jay Monahan Center for Gastrointestinal Health at Weill Cornell Medical College since July 2014 and has overall responsibility for all administrative, operational and financial aspects of the Center. She has been Director of Endoscopy since January 2017. Dr. Schnoll-Sussman has her medical degree from the Mount Sinai School of Medicine and has also completed Executive Leadership Training at the Wharton School of Business.

Dr. Schnoll-Sussman is a well-known expert on various esophageal, pancreatic and intestinal disorders, including Barrett’s Esophagus, and such specific qualifications led the Board to conclude that Dr. Schnoll-Sussman should serve as a director.

Incumbent Class III Directors, Term Expiring 2020

Joseph Keegan. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was CEO at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was CEO at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors of the following privately held companies: Nanomedical Diagnostics, Inc., Halo Labs (formerly known as Optofluidics, Inc.), and Carterra (formerly known as Wasatch Microfluidics, Inc.). In April, 2017, he joined the board of ArrayJet, a privately held Scottish company. Dr. Keegan is a member of the board of directors of Bio-Techne Corporation, a publicly held biotech company. Dr. Keegan is also on the board of the San Francisco Opera. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director.

Jack E. Stover. Jack E. Stover has been a member of the Board of the Company and its predecessor, PDI, Inc. since 2005 and previously served as Chairman of the Audit Committee from 2005 to December 22, 2015. He was appointed as President and Chief Executive Officer of the Company effective June 21, 2016. Mr. Stover served as Interim President and Chief Executive Officer from December 22, 2015 to June 20, 2016. Mr. Stover has been a member of the board of directors, chairman of the audit committee, and a member of the compensation committee of Onconova Therapeutics, Inc., a publicly held biopharmaceutical company since May 2016. Mr. Stover also was a member of the board of Cernostics, Inc., a privately held molecular diagnostic company, from March 2015 until July 2016. Further, Mr. Stover served as a director and chairman of the audit committee of Viatar CTC Solutions, Inc., a publicly held circulating tumor cell company from May 2016 until December 2016. Mr. Stover was also previously chief executive officer of Zebec Therapeutics LLC (the successor to Quadrant Pharmaceuticals LLC), a privately held clinical stage specialty pharmaceutical company, from April 2014 until December 2015. From 2009 to February 2012, Mr. Stover served as the executive chairman of Targeted Nano Therapeutics LLC, a privately held biotechnology company focused on targeted delivery of peptides and proteins. Mr. Stover also provided consulting and advisory services through JE Stover Consulting, LLC from 2008 through 2015. Mr. Stover was chairman of the audit committee and a member of the board of directors of Arbios Systems Inc., a publicly held bioartificial liver company from 2005 to 2008 and a member of the board of directors of Influmedix, Inc. a privately held vaccine company from 2010 to 2011. From 2004 to 2008, he served as chief executive officer, president and director of Antares Pharma Inc., a publicly held specialty pharmaceutical and medical device company listed at the time on the American Stock Exchange. Prior to that, Mr. Stover was executive vice president and chief financial officer of Sicor, Inc., a publicly held company which manufactured and marketed injectable pharmaceutical products, and which was acquired by Teva Pharmaceutical Industries. Prior to that, Mr. Stover was executive vice president and director of a privately held proprietary women’s pharmaceutical company, Gynetics, Inc., and before that he was senior vice president, Chief Financial Officer and director of B. Braun Medical, Inc., a privately held global medical device and pharmaceutical company. From 1975 to 1995, Mr. Stover was employed by PricewaterhouseCoopers LLC (then Coopers and Lybrand), and was a partner from 1985, working in the bioscience industry division in Pennsylvania and New Jersey. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant.

Mr. Stover has held several senior leadership positions in the life sciences and medical device industry. In addition, his specific experience and skills in the areas of general operations, financial operations and administration of life sciences and device companies, as well as his role as the Company’s President and Chief Executive Officer, led the Board to conclude that Mr. Stover should serve as a director.

Other

Pursuant to the Certificate of Designation of the Series A Preferred Stock, the holders of the Series A Preferred Stock may have the right to elect up to three directors of the Company (the “Preferred Directors”), depending on the number of shares of Series A Preferred Stock outstanding that are not subject to the Voting Cap (as defined in Proposal No. 4 below). For more information, see “Proposal No. 4 — To Approve, Under Applicable Nasdaq Listing Rules, Issuances of Shares of Our Common Stock Upon Conversion of Our Preferred Stock in Excess of 19.99% of Our Common Stock Outstanding Prior to Such Issuances — Terms of the Preferred Stock — Voting”. Ampersand is currently the holder of all outstanding shares of the Series A Preferred Stock. Pursuant to the Investor Rights Agreement (as defined in Proposal No. 4 below), depending on the number of shares of Series A Preferred Stock that are held by Ampersand and/or its affiliates that are not subject to the Voting Cap, Ampersand has the right to nominate one Class I director and two Class II directors, one of which must qualify as an “independent director” under Rule 5605(a)(2) of the Nasdaq Listing Rules. The two Class II director seats are currently vacant. The Preferred Directors have the right to attend all meetings of any committees or sub-committees of the Board in a non-voting observer capacity, unless one of the other Preferred Directors is already a member of such committee. In the event the Preferred Director is attending a meeting of a committee or sub-committee of the Board in a non-voting observer capacity, such Preferred Director can be excluded from such meeting of a committee or sub-committee of the Board at the sole discretion of such committee or sub-committee for any reason.

In addition, no director is related to any of our other directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Executive Officers

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Jack E. Stover	66	President and Chief Executive Officer
James Early	65	Chief Financial Officer, Secretary and Treasurer
Gregory Richard	52	Senior Vice President, Chief Commercial Officer

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Stover, whose business experience is discussed above, under the heading “Incumbent Class III Directors, Term Expiring 2020”).

On October 11, 2016, James Early was appointed as our Chief Financial Officer. Since August 29, 2016, we had engaged Mr. Early as a consultant to perform the role of interim chief financial officer. Mr. Early previously served as the interim and subsequently permanent Chief Financial Officer of AbGenomics International Inc., a clinical stage drug development company with a product pipeline in immunology and oncology, from September 2015 to July 2016. Mr. Early also previously served as the Chief Financial Officer of Zebec Therapeutics, LLC (the successor to Quadrant Pharmaceuticals LLC), a privately held specialty pharmaceutical company, from October 2014 to September 2015. In addition, Mr. Early has provided interim chief financial officer and business development services for pharmaceutical, life science and other similar companies as a sole proprietor from August 2009 to December 2013 and through Early Financial Consulting, LLC (“Early Financial”) from January 2014 to March 2018. Prior to his consulting role, Mr. Early was Senior Vice President of Finance and Administration and Corporate Secretary for Synageva BioPharma, an orphan drug development company, from February 2006 to January 2009. Mr. Early is a Certified Public Accountant and has an M.B.A. in Finance and Accounting from the UCLA-Anderson School of Management and a B.B.A. in Accounting from the University of Notre Dame.

Gregory Richard has been our Chief Commercial Officer and Senior Vice President since April 2014. Prior to his employment by us, Mr. Richard was a Senior Vice President, responsible for sales, marketing and reimbursement, for Strata Pathology Services from April 2012 through April 2014. From 2010 to 2012, Mr. Richard worked with founder Bennet LeBow to form Signal Genetics and launch its first molecular product for multiple myeloma, MyPRS. From 2007 to 2010 he ran the international Sales and Marketing team for Synarc/CCBR, a specialized CRO providing central imaging services to pharmaceutical companies in support of osteoporosis and cancer trials. Mr. Richard has been in the healthcare business for over 25 years in various industries including managed care, biotech pharmaceuticals, CRO services, and diagnostics. He started his career in sales at Aetna and moved to Genentech as the Director of Managed Care. He transitioned in to the diagnostics industry as the Vice President of Managed Care for Quest Diagnostics and served in this role for eight years. Mr. Richard also led the international clinical trials sales team while at Quest. He also served as the Sr. Vice President of Sales for the Northeast Division of LabCorp. Mr. Richard is a certified Six Sigma Green Belt and frequent speaker at healthcare industry conferences such as the G2 Lab Institute and the NextGen Dx Summit and has a Bachelor of Arts from Westminster College, Fulton, Missouri.

There are no arrangements or understandings between Mr. Stover and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Stover and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

There are no arrangements or understandings between Mr. Early and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Early and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

There are no arrangements or understandings between Mr. Richard and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Richard and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Each of our non-employee directors receives an annual director’s fee of $30,000, payable quarterly in arrears. The Chairman of the Board receives an additional fee of $20,000 and the Chairperson of each of the Audit Committee, Compensation Committee and Nominating Committee receive an additional annual fee of $15,000, $10,000 and $5,000, respectively. In addition, those non-employee directors sitting on more than one committee receive additional compensation of $5,000 annually.

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Commencing in 2017, upon initial appointment to the Board, each non-employee director receives 20,000 stock options which vest in equal annual installments over a three-year period. In addition, each non-employee director thereafter receives an annual grant of 10,000 stock options (with the exception of the Chairman of the Board who receives 13,000 options).

Director compensation is reviewed on a regular basis with the assistance of Radford Compensation Consultants.

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2018. Information regarding the compensation of Mr. Stover can be found below, under the heading “Information About Our Executive Compensation.”

DIRECTOR COMPENSATION IN 2018
	Fees earned ($)	Stock awards ($) (1)	Option awards ($)	Total ($)
Stephen J. Sullivan (2)	65,000	4,848	17,280	87,128
Joseph Keegan (3)	55,000	4,848	17,280	77,128
Felice Schnoll-Sussman (4)	35,000	4,848	17,280	57,128

(1) The dollar amounts set forth under the heading “Stock Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 13 - “Stock-Based Compensation” to our consolidated financial statements included with our annual report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 21, 2019. Outstanding stock awards held by the non-employee Directors as of December 31, 2018 consisted of 8,133 RSUs for Mr. Sullivan, 9,056 RSUs for Dr. Keegan and 4,800 RSUs for Dr. Schnoll-Sussman as well as 45,200 options for Mr. Sullivan, 39,200 options for Dr. Keegan, and 39,200 options for Dr. Schnoll-Sussman.

(2) Mr. Sullivan’s fees represent the annual director’s fee of $30,000, plus the $20,000 Chairman of the Board fee, plus the $10,000 Chair of the Compensation Committee fee, and a fee of $5,000 for serving on multiple committees.

(3) Dr. Keegan’s fees represent the annual director’s fee of $30,000, plus the $15,000 Chair of the Audit Committee fee, plus the $5,000 Chair of the Nominating Committee fee, and a fee of $5,000 for serving on multiple committees.

(4) Dr. Schnoll-Sussman’s fees represent the annual director’s fee of $30,000 plus a fee of $5,000 for serving on multiple committees.

PROPOSAL NO. 2 —
TO APPROVE THE INTERPACE DIAGNOSTICS GROUP, INC. 2019 EQUITY INCENTIVE PLAN

On August 2, 2019, the Compensation Committee of the Board recommended that the Board approve the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) and submit the 2019 Equity Incentive Plan to a vote of our stockholders. On August 2, 2019, the Board approved the 2019 Equity Incentive Plan, subject to stockholder approval, and directed that the 2019 Equity Incentive Plan be submitted to our stockholders for their approval at the annual meeting. If approved by our stockholders, the 2019 Equity Incentive Plan will become effective as of the date of approval.

The purposes of the 2019 Equity Incentive Plan are to enable us to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company.

The proposed 2019 Equity Incentive Plan will make 2.3 million shares of Common Stock available for issuance to eligible participants.

Summary of the 2019 Equity Incentive Plan

The principal provisions of the 2019 Equity Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2019 Equity Incentive Plan proposed in this Proxy Statement, a copy of which is attached as Annex A.

Administration

The 2019 Equity Incentive Plan vests broad powers in a committee to administer and interpret the 2019 Equity Incentive Plan. The Board will designate the Compensation Committee to administer the 2019 Equity Incentive Plan. Except when limited by the terms of the 2019 Equity Incentive Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board may amend, alter or discontinue the 2019 Equity Incentive Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2019 Equity Incentive Plan or modifying the classes of participants eligible to receive awards under the 2019 Equity Incentive Plan will require ratification by our stockholders in accordance with applicable law.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2019 Equity Incentive Plan and may be selected by the Compensation Committee to receive an award. As of the Record Date, we had approximately [•] employees, [•] non-employee directors and [•] consultants and other service providers, all of whom were eligible to be selected as participants in the 2019 Equity Incentive Plan. We expect that our number of employees may rise significantly within six months of the closing of the acquisition of the BioPharma Business of Cancer Genetics, Inc. as its employees transition to become employees of the Company.

Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or its affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the 2019 Equity Incentive Plan in connection with awards is 2,300,000 (the “Share Pool”), all of which may be utilized toward the grant of any type of award, including incentive stock options. In addition, any shares of Common Stock that are currently available for issuance under our Amended 2004 Plan, or become available for future issuance under such plan, may be issued to participants under the 2019 Equity Incentive Plan. Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2019 Equity Incentive Plan and covered under outstanding awards as it determines appropriate and equitable. Shares of Common Stock subject to awards that expire unexercised or are otherwise forfeited shall again be available for awards under the 2019 Equity Incentive Plan.

Non-employee directors (in their capacity as such) may not be granted awards in excess of $250,000 in any single calendar year.

The market value of a share of Common Stock as of the Record Date was [●].

Types of Awards

The 2019 Equity Incentive Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”), and (v) cash awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”), may only be granted to an employee of the Company or its eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option, the vesting conditions, and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised or through means of “net settlement”, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years (five (5) years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with the Company (or its affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with the Company (or its affiliates) for cause (as defined in the 2019 Equity Incentive Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which the Company has not yet delivered share certificates will be forfeited and the Company will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions (if any) are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to the Company. At the end of the restriction period, if the vesting conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, a participant generally will not have the right to receive any cash distributions or dividends with respect to the restricted stock prior to the lapse of the restriction period. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. RSUs are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of Common Stock (at the time of distribution) for each such share of Common Stock covered by the RSU, which may be settled in shares of Common Stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Cash Awards. Cash awards may be granted to participants. The Compensation Committee will determine the vesting conditions of each cash award. Unless otherwise specified by the Compensation Committee, a participant will only be eligible to receive payment of a cash award if he or she provided services to the Company or an affiliated company through the last day of the applicable performance period.

Change in Control

In the event of a change in control (as defined in the 2019 Equity Incentive Plan), the Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise or base price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the 2019 Equity Incentive Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2019 Equity Incentive Plan in respect of awards are expected to be deductible by Interpace as compensation at the same time the participant recognizes the ordinary income, subject to certain caps on the deductibility of executive compensation imposed by Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a stock appreciation right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO that a participant has held for at least two (2) years after the date of grant and at least one (1) year after the date of exercise, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one (1) year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of Common Stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.

Miscellaneous

Generally, awards granted under the 2019 Equity Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or RSUs, unless and until such awards are settled in shares of Common Stock. No option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under the 2019 Equity Incentive Plan except in compliance with all applicable laws. The awards will be subject to our stock ownership and clawback policies, as may be in effect from time to time. The 2019 Equity Incentive Plan will expire ten years after it becomes effective.

New Plan Benefits

As of the date of the Annual Meeting, no awards will have been granted under the 2019 Equity Incentive Plan. Subject to stockholder approval of the 2019 Equity Incentive Plan, all awards granted under the 2019 Equity Incentive Plan will be made at the discretion of the Compensation Committee and the terms of such awards are also in the discretion of the Compensation Committee. Therefore, it is not currently possible to determine the number, name or positions of persons who will benefit from the 2019 Equity Incentive Plan in the current year, if it is approved by our stockholders, or the terms of any such benefits.

Proposal No. 2, the approval of the 2019 Equity Incentive Plan, requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

The Board Recommends a Vote FOR the Approval of the 2019 Equity Incentive Plan and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

PROPOSAL NO. 3 —
APPROVAL OF THE INTERPACE Diagnostics Group, Inc. EMPLOYEE STOCK PURCHASE PLAN

We are seeking stockholder approval of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which was adopted by the Board, effective on August 2, 2019, subject to approval by our stockholders at the Annual Meeting.

The purpose of the Employee Stock Purchase Plan is to provide employees of the Company and its participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Code.

The maximum aggregate number of shares of Common Stock that may be purchased under the Employee Stock Purchase Plan will be 1,000,000.

A summary of the Employee Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, a copy of which is attached as Annex B.

Summary of the Plan

Administration

Subject to the express provisions of the Employee Stock Purchase Plan, the Compensation Committee has the authority to construe and interpret the Employee Stock Purchase Plan, prescribe, amend and rescind rules relating to the Employee Stock Purchase Plan’s administration and take any other actions necessary or desirable for the administration of the Employee Stock Purchase Plan, and to ensure compliance with Section 423 of the Code and other applicable law.

Stock Subject to the Employee Stock Purchase Plan

Subject to adjustment as provided in the Employee Stock Purchase Plan, a total of 1,000,000 shares of Common Stock have been authorized and reserved for issuance under the Employee Stock Purchase Plan. Such shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market. As of the Record Date, the closing price of our Common Stock on Nasdaq was $[●] per share.

Eligibility; Grant and Exercise of Options

Generally, employees of the Company and its participating subsidiaries who have been employed by the Company or a participating subsidiary for at least one (1) year and are customarily employed for at least twenty (20) hours per week and for more than five (5) months in any calendar year are eligible to participate in the Employee Stock Purchase Plan. As of the Record Date, there were approximately [•] such employees, all of whom are eligible to participate in the Employee Stock Purchase Plan, including employees who are “highly compensated employees” within the meaning of Section 414(q) of the Code (“Highly Compensated Employees”). Notwithstanding the foregoing, the Compensation Committee may exclude Highly Compensated Employees from participation in the Employee Stock Purchase Plan or any offering, and no employee may be granted options to purchase shares of Common Stock under the Employee Stock Purchase Plan if such employee (i) immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of Interpace capital stock, or (ii) holds rights to purchase shares of Common Stock under all of the Company’s employee stock purchase plans (as defined in Section 423 of the Code) that accrue at a rate exceeding $25,000 (determined as of the option grant date) for each calendar year in which such rights are outstanding.

The Employee Stock Purchase Plan provides for six (6) month offering periods, commencing on or about January 1st and July 1st of each year, unless specified otherwise by the Compensation Committee. Eligible employees may elect to become a participant in the Employee Stock Purchase Plan by submitting an enrollment form, pursuant to which an employee may elect to enroll in the Employee Stock Purchase Plan, authorize a new level of payroll deductions, or stop payroll deductions and withdraw from an offering period. However, a participant may not purchase more than 100,000 shares of Common Stock during each offering period.

During each six-month offering period for which a participant has enrolled, the participant may contribute through payroll deductions between 1% and 10%, in whole percentages, of his or her compensation, including from base salary, wages, annual bonuses or commissions, overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards. No interest shall accrue on or be payable with respect to the payroll deductions of a participant in the Employee Stock Purchase Plan. Payroll deductions would be made before deduction for any salary deferral contributions made by the employee to any tax-qualified or nonqualified deferred compensation plan.

On the last trading day of an offering during each offering period, a participant’s option to purchase shares of Common Stock will be exercised automatically. The purchase price will be the lesser of eighty-five percent (85%) of the fair market value of one share of Common Stock on the first trading day or the last trading day of an offering period. As soon as reasonably practicable after the last day of each trading period, the Company will arrange for the delivery to each participant of the shares of Common Stock purchased upon exercise of his or her option. We may require that the shares be deposited and/or retained for a specified period of time with a financial services firm or other agent it designates as broker. Neither payroll deductions nor rights with respect to the exercise of an option or to receive Common Stock are transferable, other than by will, by the laws of descent and distribution, or by written designation of a beneficiary with the Compensation Committee. If there is a cash balance remaining in a participant’s account at the end of an offering representing the exercise price for a fractional share of Common Stock, such balance will remain in the participant’s account to be aggregated with other fractional shares for contribution in a future offering.

Termination of Employment and Withdrawal from the Employee Stock Purchase Plan

Participants may elect to withdraw from the Employee Stock Purchase Plan at any time and receive back any of their contributions, without interest, not used to purchase shares; provided that if a participant wishes to withdraw his or her funds prior to purchase, he or she must submit a revised enrollment form to the Compensation Committee at least fifteen (15) days prior to the end of the offering period.

Participants who terminate employment at least thirty (30) days before the end of an offering period will be deemed to have withdrawn from the Employee Stock Purchase Plan and the payroll deductions in the participant’s notional account that have not been used to purchase shares of Common Stock will be returned to the participant.

Participants who terminate employment within thirty (30) days before the end of an offering period will have their accumulated payroll deductions applied to the purchase of shares at the end of the offering period.

Amendment and Termination of the Employee Stock Purchase Plan

The Compensation Committee may amend or terminate the Employee Stock Purchase Plan at any time for any reason. If the Employee Stock Purchase Plan is terminated, the Compensation Committee may elect to terminate all outstanding offering periods either immediately or once shares of Common Stock have been purchased on the last trading day of the offering period (which may, in the discretion of the Compensation Committee, be accelerated), or the Compensation Committee may permit offering periods to expire in accordance with their terms. If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to participants as soon as administratively practicable.

Federal Income Tax Consequences to Interpace and to Participants

The Employee Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Plan under Section 423 of the Code. A general summary of the federal income tax consequences regarding the Employee Stock Purchase Plan is stated below. The tax consequences of participating in the Employee Stock Purchase Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Employee Stock Purchase Plan as to both federal and state income tax considerations.

Neither the grant nor the exercise of options under the Employee Stock Purchase Plan will have a tax impact on the participant or on the Company. If a participant disposes of the Common Stock acquired upon the exercise of his options after at least two (2) years from the date of grant and one (1) year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the Common Stock at the time of disposition, or (ii) the fair market value of the Common Stock at the date of grant, exceeds the purchase price. Any additional gain or loss to this amount will be treated as a capital gain or loss. If a participant holds Common Stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death, or (ii) the fair market value of the Common Stock at the date of grant exceeds the purchase price. If a participant disposes of Common Stock before expiration of two (2) years from the date of grant and one (1) year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the option over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. We are entitled to a deduction for federal income tax purposes for dispositions of shares acquired by a participant in the Employee Stock Purchase Plan only to the extent that the participant realizes ordinary income as a result of a disqualifying disposition of shares acquired under the Employee Stock Purchase Plan. Any such deduction is subject to the limitations of Section 162(m) of the Code.

Benefits to Named Executive Officers and Others

Participation in the Employee Stock Purchase Plan is voluntary and Interpace cannot presently determine the benefits or amounts that will be received pursuant to the Employee Stock Purchase Plan in the future, as such amounts will depend on the amount of contributions eligible employees choose to make, the actual purchase price of shares in future offering periods, and the market value of the Common Stock on various future dates.

New Plan Benefits

As of the date of the Annual Meeting, no purchase rights will have been granted under the Employee Stock Purchase Plan. Therefore, it is not currently possible to determine the number, name or positions of persons who will benefit from the Employee Stock Purchase Plan in the current year, if it is approved by our stockholders, or the terms of any such benefits.

Proposal No. 3, the approval of the Employee Stock Purchase Plan, requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting.

The Board Recommends a Vote FOR the Approval of the Employee Stock Purchase Plan and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

PROPOSAL NO. 4 —
to approve, under applicable nasdaq listing rules, issuances of shares of our common stock upon conversion of our preferred stock in excess of 19.99% of our common stock outstanding prior to such issuances

Summary

Because our Common Stock is listed on Nasdaq, we are subject to the Nasdaq Listing Rules. The potential issuance of the shares of our Common Stock upon conversion of our Preferred Stock (as described below) implicates certain of the Nasdaq Listing Rules requiring prior stockholder approval in order to maintain our listing on Nasdaq. Some of the Preferred Stock was issued on July 15, 2019 and we expect that if this proposal is approved, we will shortly thereafter issue additional shares of Preferred Stock. As described below under “Nasdaq Listing Rules and the Necessity of Stockholder Approval — Effect of Affirmative Vote,” we seek your approval of this Proposal No. 4 to comply with the Nasdaq Listing Rules.

The Board approved the issuance of Preferred Stock to Ampersand (as described below) primarily to finance our acquisition of the BioPharma Business of Cancer Genetics, Inc. (as described below). The Board believes that with the acquisition of the BioPharma Business, the Company has the potential to be a leader in enabling personalized and precision medicine by offering advanced diagnostics, molecular market testing, data solution and biopharma services. The Board believes that partnering with an entity affiliated with Ampersand Capital Partners, a private equity firm specializing in the diagnostics and biopharma sectors, will assist the Company in adding financial support and expertise and potentially accelerating its growth trajectory within the clinical diagnostic and BioPharma markets. The initial conversion price into Common Stock of Ampersand’s investment in Preferred Stock was $0.80, subject to adjustment, representing a premium of approximately 14.0% over the closing price of the Company’s Common Stock prior to the announcement of the investment. The $0.80 conversion price, subject to adjustment, will also be applicable to the Second Ampersand Closing (as defined below) should it occur, regardless of the market price of our Common Stock at the time of the Second Ampersand Closing.

If this Proposal No. 4 is approved and we issue additional Preferred Stock in the Second Ampersand Closing, the proceeds from the issuance of such stock will be used to retire debt associated with the acquisition of the BioPharma Business and to help pay integration costs of, and liabilities assumed with respect to, the BioPharma Business. If this Proposal No. 4 is not approved and we are unable to issue additional Preferred Stock, we would likely need to seek additional sources of funding to meet our obligations that we incurred in connection with our acquisition of the BioPharma Business. Such additional sources of funding may not be available or, if available, could be on terms less favorable to us than those available in a sale of Preferred Stock and such an alternative financing could potentially reduce the conversion price of the existing Preferred Stock as a result of a weighted average conversion price adjustment feature of the Preferred Stock, as described below.

Further, if this Proposal No. 4 is not approved, we and our stockholders may suffer adverse consequences. For example, the Preferred Stock as a result would have an increased dividend, increased liquidation preference and in certain cases, mandatory redemption. Please see below “Consequences of Failing to Approve this Proposal No. 4”. If this Proposal No. 4 is approved, while we believe that we and our stockholders would benefit, there may also be consequences, including dilution of our stockholders. Please see below “Certain Consequences of Approving Proposal No. 4”. The Preferred Stock has no voting rights with respect to this Proposal No. 4 and cannot vote with respect to this Proposal No. 4 at the Annual Meeting.

The Board has determined that the Proposal No. 4 is in the best interest of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” for this Proposal No. 4.

Background

Acquisition

On July 15, 2019, we acquired assets and certain liabilities constituting the Biopharma Services business of Cancer Genetics, Inc. (NASDAQ: CGIX) (the “BioPharma Business”) for approximately $23,500,000 (paid by us partly in cash and partly in the form of an Excess Consideration Note as defined and described below) and the assumption of certain liabilities totaling approximately $5 million dollars, subject to certain adjustments (the “Acquisition”). We acquired the BioPharma Business through a private foreclosure sale from Cancer Genetics, Inc.’s secured creditors under § 9-610 of the Uniform Commercial Code as enacted in all relevant jurisdictions. The BioPharma Business provides pharmaceutical and biotech companies and non-profit entities performing clinical trials with lab testing services for patient stratification and treatment selection through an extensive suite of molecular- and biomarker-based testing services, DNA- and RNA- extraction and customized assay development and trial design consultation. In connection with the Acquisition, we added facilities in Rutherford, New Jersey and Research Triangle Park, North Carolina and we expect to add approximately 80 employees within six months of closing.

In conjunction with the Acquisition, Ampersand, an entity affiliated with Ampersand Capital Partners, agreed to invest $27,000,000 in our newly issued Preferred Stock, provided that $13,000,000 of that amount will be invested at a future date, subject to certain conditions. Ampersand Capital Partners is a private equity firm dedicated to growth-oriented investments in the healthcare sector. We offered and sold $14,000,000 of Preferred Stock to Ampersand on July 15, 2019 (the “First Ampersand Closing”) and the proceeds from such sale were primarily used by us to pay the cash consideration portion of the Acquisition. We expect the remaining $13,000,000 will be offered and sold to Ampersand (the “Second Ampersand Closing”) subsequent to our Annual Meeting, conditioned upon the satisfaction of customary closing conditions and the approval of Proposal No. 4 at our Annual Meeting by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting (the “Affirmative Vote”).

Excess Consideration Note

In conjunction with the acquisition of the BioPharma Business, a subsidiary of the Company issued to Cancer Genetics, Inc. a subordinated seller note in the amount of $7,692,300 (the “Excess Consideration Note”). The Excess Consideration Note accrues interest at 6% per annum and matures upon the earlier of July 15, 2022 or consummation of the Second Ampersand Closing by Ampersand after an Affirmative Vote and satisfaction of customary closing conditions.

Preferred Stock

On July 15, 2019 in the First Ampersand Closing, the Company issued to Ampersand 60 newly created shares of Series A Preferred Stock (the “Series A Preferred Stock”) at an aggregate purchase price of $6,000,000 and 80 newly created shares of Series A-1 Preferred Stock (the “Series A-1 Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) at an aggregate purchase price of $8,000,000, both at an issuance price per share of $100,000 (the “Stated Value”). If the Second Ampersand Closing occurs, the Company will issue to Ampersand an additional 130 newly issued shares of Series A Preferred Stock with an aggregate purchase price of $13,000,000.

The Series A Preferred Stock currently is subject to limitations both with respect to its voting power and its conversion into our Common Stock. All such limitations would be removed upon an Affirmative Vote. The Series A-1 Preferred Stock cannot vote nor can it be converted into our Common Stock. Upon an Affirmative Vote, each share of Series A-1 Preferred Stock would automatically convert into one share of Series A Preferred Stock, which will not be subject to limitations with respect to its voting power or its conversion into our Common Stock. If the Second Ampersand Closing occurs and the Company sells newly issued Series A Preferred Stock to Ampersand, such Series A Preferred Stock will not be subject to limitations with respect to its voting power or its conversion into our Common Stock. The terms of the Preferred Stock are described below.

Use of Proceeds from the Second Ampersand Transaction

If the Second Ampersand Closing is consummated, the Company expects to use the proceeds to extinguish the Excess Consideration Note and for general corporate purposes, including the integration of the BioPharma Business.

Nasdaq Listing Rules and the Necessity of Stockholder Approval

Overview

Because our Common Stock is listed on Nasdaq, we are subject to the Nasdaq Listing Rules. If we do not comply with the Nasdaq Listing Rules, our Common Stock could be delisted from Nasdaq, which could have an adverse impact on the value and liquidity of our Common Stock and may trigger an event of default or breach of a covenant under certain of our agreements. The Preferred Stock issued in the First Ampersand Closing complied with the Nasdaq Listing Rules, and included several limitations that will remain in place until an Affirmative Vote occurs, or with respect to certain limitations related to voting, will terminate on the date our Annual Meeting is held. The Second Ampersand Closing cannot be consummated without an Affirmative Vote.

Applicable Nasdaq Listing Rules

In order to remove the limitations on our outstanding Preferred Stock described below and to consummate the Second Ampersand Closing, the majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting must approve Proposal No. 4, which will constitute stockholder approval of the issuance of the Preferred Stock issued at the First Ampersand Closing and to be issued at the Second Ampersand Closing, including all of their respective terms, voting and director appointment rights associated with such Preferred Stock described below and the issuance of Common Stock issuable upon conversion of such Preferred Stock, with respect to the following Nasdaq Listing Rules.

●	The Nasdaq Acquisition Rule. Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of common stock (or securities convertible into or exercisable for common stock) in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering and (1) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (2) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

●	The Nasdaq “Change of Control” Rule. Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer. While Nasdaq has not adopted any bright-line rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership would be the largest ownership position of the issuer after a transaction could constitute a change of control. Nasdaq will consider all relevant factors when determining whether a change of control has occurred. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

●	The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires prior stockholder approval to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price that is lower than the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower number, the “Nasdaq Minimum Price”), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance. Even if securities are issued at a premium to the then current market price of the common stock, as was the case with the Preferred Stock issued in the First Ampersand Closing, this rule will apply if the conversion price is subject to certain types of anti-dilution adjustments. The binding agreement in the case of the First Ampersand Closing and the Second Ampersand Closing means the related securities purchase agreement.

We refer to Nasdaq Listing Rules 5635(a), (b) and (d) collectively herein as the “Nasdaq Stockholder Approval Rules.”

Effect of Affirmative Vote

Upon an Affirmative Vote, the Preferred Stock purchased by Ampersand in the First Ampersand Closing (1) may have voting power in excess of 20% of the voting power outstanding before the issuance thereof (including certain director appointment rights described below), (2) will be convertible into shares of Common Stock which will be in excess of 20% of the shares of Common Stock outstanding before such issuance at a conversion price that, due to the anti-dilution and potential conversion price downward adjustment features described below, may be less than the Nasdaq Minimum Price and (3) may constitute a “change of control” for purposes of the Nasdaq Stockholder Approval Rules. Furthermore, upon the Affirmative Vote, if the Second Ampersand Closing is consummated, further shares of Series A Preferred Stock would be issued to Ampersand in the Second Ampersand Closing, which would result in further increases in voting power and further increases in the number of shares of Common Stock issuable upon conversions of Series A Preferred Stock and may further constitute a “change of control” for purposes of the Nasdaq Stockholder Approval Rules. By voting “FOR” this Proposal No. 4, stockholders would be consenting, for purposes of the Nasdaq Stockholder Approval Rules, to, among other things, the removal of limits on voting rights of the Preferred Stock described below (including on certain director appointment rights described below), the potential issuance of Common Stock upon conversion of Preferred Stock, and any potential resultant “change of control” for purposes of the Nasdaq Stockholder Approval Rules, in each case, whether as a result of the Preferred Stock issued in the First Ampersand Closing or to be issued if the Second Ampersand Closing is consummated.

Series A Preferred Stock and Series A-1 Preferred Stock Currently Subject to Certain Limitations

In order to comply with the Nasdaq Stockholder Approval Rules, the Series A Preferred Stock and Series A-1 Preferred Stock were issued in the First Ampersand Closing with limited conversion and voting rights, including the following limitations:

●	No Series A Preferred Stock Conversion or Voting Rights Prior to Annual Meeting. The Series A Preferred Stock is not convertible into shares of our Common Stock and has no voting rights, other than as described below in “Terms of the Preferred Stock — Voting”, on or prior to the date on which the Annual Meeting is held, subject to the protective provisions described below in “Terms of the Preferred Stock — Protective Provisions”. These limitations will no longer apply to the Series A Preferred Stock after the earlier of the day after the date on which the Annual Meeting is held or January 15, 2020, whether or not an Affirmative Vote is obtained at the Annual Meeting. Accordingly, after the date of the Annual Meeting, the Series A Preferred Stock will be convertible into shares of our Common Stock at the initial conversion price of $0.80, subject to the downward adjustment described below to a conversion price floor of $0.59, and will have voting rights (subject to the Exchange Cap and Voting Cap described below, if Proposal No. 4 is not approved by our stockholders).

●	Series A Preferred Stock Exchange Cap and Voting Cap. Until an Affirmative Vote is obtained, the Series A Preferred Stock may not be converted into shares of our Common Stock in excess of 19.99% of the shares of our Common Stock outstanding on July 15, 2019, which we refer to as the “Exchange Cap,” and each share of Series A Preferred Stock that exceeds the Exchange Cap has no voting rights, which we refer to as the “Voting Cap.”

●	No Series A-1 Preferred Stock Conversion or Voting Rights. Until an Affirmative Vote is obtained, the Series A-1 Preferred Stock may not be converted into shares of Series A Preferred Stock. In addition, the Series A-1 Preferred Stock does not have voting rights, subject to the protective provisions described below in “Terms of the Preferred Stock — Protective Provisions”.

As a result, if an Affirmative Vote is obtained, stockholders would be approving the potential sale and issuance of 130 additional shares of Series A Preferred Stock in the Second Ampersand Closing and the conversion of the existing 80 shares of Series A-1 Preferred Stock into Series A Preferred Stock. In addition, the issuance of our Common Stock to any holder of the existing Series A Preferred Stock could, after an Affirmative Vote (i) exceed the Exchange Cap and the Voting Cap for purposes of Rule 5635(a) and Rule 5635(d) (and, for purposes of Rule 5635(d), potentially be at a conversion price below the Nasdaq Minimum Price), and (ii) exceed the share threshold constituting a “change of control” for purposes of Rule 5635(b).

The approval of our stockholders was not required for the creation and issuance of the Series A Preferred Stock and Series A-1 Preferred Stock in the First Ampersand Closing. Pursuant to applicable provisions of the Delaware General Corporation Law and our certificate of incorporation, as amended, our Board has the authority to divide and establish any or all of our authorized but unissued shares of preferred stock into one or more series and to fix and determine the designation of each such series, the number of shares that shall constitute such series and the relative rights and preferences of the shares of each series.

In addition, we entered into an Investor Rights Agreement (as defined and described below in “Investor Rights Agreement”) pursuant to which we are required to include in this Proxy Statement for our Annual Meeting, a proposal to our stockholders to authorize and approve the issuance of all Common Stock issuable upon the conversion of the Series A Preferred Stock, including the Series A Preferred Stock issuable upon conversion of the Series A-1 Preferred Stock at any time and from time to time pursuant to and in accordance with the terms of the Certificate of Designation (as defined below). In addition, we agreed to provide a recommendation by our Board in favor of the approval of such proposal.

Potential Increased Dilution

As described more fully below under “Terms of the Preferred Stock,” (i) the amount of any dividends on the Series A Preferred Stock, including the shares of Series A Preferred Stock issuable upon conversion of the Series A-1 Preferred Stock, that are not paid in cash will be added to the liquidation preference of the Series A Preferred Stock and (ii) the initial conversion price of $0.80 of the Series A Preferred Stock is subject to a downward adjustment if a 2020 revenue target of $34,000,000 related to the Company’s historical business (without giving effect to the acquisition described above in “Background — Acquisition”) is not satisfied, subject to a conversion price floor of $0.59 (as described below). Any increase in the liquidation preference of the Series A Preferred Stock or any reduction in the initial conversion price of $0.80 of the Series A Preferred Stock could increase the number of shares of Common Stock due upon conversion of the Series A Preferred Stock issued to Ampersand. See “Terms of the Preferred Stock — Conversion Price and Price Adjustment Provisions” below for more information.

In addition, the amount of any dividends on the Series A-1 Preferred Stock that are not paid in cash will be added to the liquidation preference of the Series A-1 Preferred Stock and any increase in the liquidation preference of the Series A-1 Preferred Stock would increase the number of shares of Series A Preferred Stock issued to Ampersand upon conversion of the Series A Preferred Stock into shares of Series A Preferred Stock and accordingly, also increase the number of shares of Common Stock due upon conversion of such Series A Preferred Stock into Common Stock. Thus, the actual number of shares of Common Stock that will be issuable upon conversion of a share of the Series A Preferred Stock (or indirectly upon conversion of a share of Series A-1 Preferred Stock) and the actual Conversion Price (as described and defined below) will not be known until such conversion occurs.

Accordingly, we seek an Affirmative Vote in order to ensure compliance with the Nasdaq Stockholder Approval Rules and to satisfy our obligations under the Investor Rights Agreement.

Terms of the Preferred Stock

Overview

On July 15, 2019, in connection with the issuance of the Series A Preferred Stock and the Series A-1 Preferred Stock in the First Ampersand Closing, we filed a Certificate of Designation of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock (the “Certificate of Designation”) creating the Series A Preferred Stock and the Series A-1 Preferred Stock and establishing the designations, preferences, and other rights of the Series A Preferred Stock and Series A-1 Preferred Stock.

Ranking

The Series A Preferred Stock and Series A-1 Preferred Stock rank senior to our Common Stock with respect to dividend rights and rights of Liquidation (including mergers and consolidations and sales of all or substantially all of the Company’s assets) (as defined in the Certificate of Designation), winding up, and dissolution.

Conversion Rights

The Series A Preferred Stock is not convertible into shares of our Common Stock until the day after the date of the Annual Meeting (the “Voting Date”). If an Affirmative Vote is obtained of this Proposal No. 4 at the Annual Meeting, each share of Series A Preferred Stock will be convertible, at the option of the holder thereof, in full or in part, from time to time and at any time, into a number of shares of Common Stock equal to its Stated Value divided by its then current Conversion Price (as defined and described below) and then multiplied by the number of shares of Series A Preferred Stock to be converted. If we do not receive an Affirmative Vote of this Proposal No. 4 at the Annual Meeting, the Series A Preferred Stock will be convertible into our Common Stock but the number of shares of Common Stock which may be issued may not exceed the Exchange Cap. In addition, upon an Affirmative Vote of this Proposal No. 4 at the Annual Meeting or if the Company obtains an Affirmative Vote at any time prior to January 15, 2021, each share of Series A-1 Preferred Stock will automatically be converted into one share of Series A Preferred Stock on such date. Shares of Series A-1 Preferred Stock are not convertible into shares of Common Stock. Shares of Series A-1 Preferred Common Stock are only convertible into shares of Series A Preferred Stock automatically upon receipt of an Affirmative Vote. Shares of Series A Preferred Stock resulting from the conversion of Series A-1 Preferred Stock are convertible into Common Stock.

Conversion Price and Price Adjustment Provisions

The initial conversion price of the Series A Preferred Stock is $0.80 per share, however, the Conversion Price is subject to a downward adjustment if a 2020 revenue target of $34,000,000 related to the Company’s historical business (without giving effect to the acquisition) is not satisfied, subject to a floor of $0.59 (the “Conversion Price”). The downward adjustment in Conversion Price is $0.03 per $1,000,000 of revenue shortfall but limited to no more than $0.21 or a potential adjustment of the initial conversion price of $0.80 of up to 26%.

The exact number of shares of Common Stock issuable upon conversion of the Preferred Stock is currently indeterminable for several reasons, including that the Conversion Price may vary depending on when, or if, an Affirmative Vote of this Proposal No. 4 (or a similar proposal) is obtained and when the Series A Preferred Stock is converted into shares of Common Stock. In addition, the number of Common Stock issuable upon conversion of the Preferred Stock may vary if any dividends on the Preferred Stock are not paid in cash and are added to the liquidation preference.

The following table illustrates, at various potential Conversion Prices depending on, or if, the downward adjustment in Conversion Price of $0.03 per $1,000,000 of revenue shortfall is triggered, (1) the number of shares of Common Stock potentially issuable upon conversion of the Series A Preferred Stock issued at (x) the First Ampersand Closing, (y) the Second Ampersand Closing (which also includes the conversion of each share of Series A-1 Preferred Stock issued in the First Ampersand Closing into one share of Series A Preferred Stock and its subsequent conversion into Common Stock) and (z) the First Ampersand Closing and the Second Ampersand Closing, combined, (2) the percentage that such shares of Common Stock would represent based on the currently outstanding Common Stock as of the Record Date plus the shares of Common Stock resulting from such conversion and (3) the percentage that such shares of Common Stock would represent based on the currently outstanding Common Stock as of the Record Date plus the shares of Common Stock resulting from such conversion and exercise of all outstanding options and warrants of the Company. The table below does not reflect any fractional shares or scrip representing fractional shares of Common Stock as the holder is entitled to receive a cash adjustment instead of fractional shares and assumes there are no dividends on the Preferred Stock that are not paid in cash and added to the liquidation preference.

	First Ampersand Closing Issuable Common Stock	As Adjusted Total % Held(1)	As Further Adjusted Total % Held(2)	Second Ampersand Closing Issuable Common Stock(3)	As Adjusted Total % Held(1)(3)	As Further Adjusted Total % Held(2)(3)	Total Ampersand Issuable Common Stock(3)	As Adjusted Total % Held(1)(3)	As Further Adjusted Total % Held(2)(3)
Potential Conversion Price:
$0.59	10,169,491	21.0%	15.3%	35,593,220	48.2%	38.7%	45,762,711	54.5%	44.8%
$0.62	9,677,419	20.2%	14.7%	33,870,000	47.0%	37.6%	43,548,386	53.3%	43.6%
$0.65	9,230,769	19.5%	14.1%	32,307,692	45.8%	36.4%	41,538,461	52.1%	42.4%
$0.68	8,823,529	18.8%	13.5%	30,882,352	44.7%	35.4%	39,705,882	51.0%	41.3%
$0.71	8,450,704	18.1%	13.0%	29,577,464	43.6%	34.4%	38,028,168	49.9%	40.3%
$0.74	8,108,108	17.5%	12.6%	28,378,377	42.6%	33.5%	36,486,485	48.9%	39.3%
$0.77	7,792,207	16.9%	12.2%	27,272,726	41.7%	32.6%	35,064,934	47.9%	38.4%
$0.80	7,500,000	16.4%	11.8%	26,250,000	40.7%	31.8%	33,750,000	46.9%	37.5%

(1) Calculated based on the [38,196,038] shares of Common Stock currently outstanding as of the Record Date (plus shares of Common Stock resulting from the conversion).

(2) Calculated based on the [38,196,038] shares of Common Stock currently outstanding as of the Record Date (plus Common Stock resulting from the conversion) and exercise of all outstanding options and warrants of the Company.

(3) Assumes the Affirmative Vote, the consummation of the Second Ampersand Closing and automatic conversion of Series A-1 Preferred Stock into Series A Preferred Stock.

Assuming an Affirmative Vote is obtained at our Annual Meeting and the Second Ampersand Closing is consummated, following conversion of all of the Series A Preferred Stock, the Common Stock issued as a result of such conversion will represent approximately 46.9% of the aggregate total of such outstanding shares of Common Stock based on the [•] shares of Common Stock currently outstanding as of the Record Date plus the 33,750,000 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock at the initial conversion price of $0.80 and if the downward conversion price adjustment is triggered and the Conversion Price is reduced to the limit of $0.59, approximately 54.5% of the aggregate number of outstanding shares of Common Stock based on the [•] shares of Common Stock currently outstanding as of the Record Date plus the 45,762,711 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock at the lowest possible Conversion Price of $0.59. As noted in the table above, it is possible that under certain circumstances that Ampersand’s ownership of our Common Stock could in the future be in excess of 50%, or, because we failed to redeem the Preferred Stock when required to do so, Ampersand gained the right to appoint our entire Board (as described below under “— Redemption”). Such circumstances could be a “change of control” with respect to (i) our existing stock options or warrants, which could result in the acceleration of the vesting of options and mandatory warrant buy-backs by the Company and (ii) employment and other contracts, which could have various consequences.

Anti-Dilution Rights

If the Company issues additional shares of Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance, the Conversion Price will be reduced pursuant to a broad-based weighted average formula set forth in the Certificate of Designation.

Mandatory Conversion

If at any time after an Affirmative Vote, the Company consummates the sale of shares of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act pursuant to which the price of the Common Stock in such offering is at least equal to the Series A Mandatory Conversion Price, as defined in the Certificate of Designation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and such offering does not include warrants (or any other convertible security) and results in at least $25,000,000 in proceeds, net of the underwriting discount and commissions, to the Company and the Common Stock continues to be listed for trading on Nasdaq or another exchange, all outstanding shares of Series A Preferred Stock will automatically be converted into shares of Common Stock, at the then effective Series A Conversion Ratio.

Dividends

From and after July 15, 2019, each share of Series A Preferred Stock (including any Series A Preferred Stock resulting from the conversion of Series A-1 Preferred Stock) will accrue dividends at a rate per annum of six percent (6%) of its Stated Value, plus the amount of any previously declared or accrued, and not previously paid dividends (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). From and after July 15, 2022 (if not earlier converted into Series A following an Affirmative Vote), each share of Series A-1 Preferred Stock will accrue dividends at a rate per annum of twelve percent (12%) of its Stated Value plus the amount of any previously declared or accrued, and not previously paid dividends (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). Prior to an Affirmative Vote, no dividend may be paid in Common Stock on either the Series A Preferred Stock or Series A-1 Preferred Stock.

Voting

The Series A-1 Preferred Stock has no voting rights and the Series A Preferred Stock has no voting rights prior to the Voting Date, subject to the protective provisions described below in “— Protective Provisions.” From and after the Voting Date, the holders of the Series A Preferred Stock will be entitled to cast the number of votes equal to the lesser of: (a) the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter; and (b) the number of whole shares of Common Stock equal to the Stated Value of the Series A Preferred Stock divided by $0.80 and then multiplied by the number of shares of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter. However, prior to the Company obtaining an Affirmative Vote, at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting) pursuant to which the record date for determining the stockholders entitled to vote at such meeting (or by written consent) occurs on or after the Voting Date, each share of Series A Preferred Stock that exceeds the Voting Cap shall have no voting rights. Therefore, if the Affirmative Vote is not obtained at the Annual Meeting, each share of Series A Preferred Stock that exceeds the Voting Cap will have no voting rights. Except as provided by law or by the other provisions of the Certificate of Designation, holders of Series A Preferred Stock will vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

Currently and for as long as at least 45 shares of Series A Preferred Stock remain outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, will be entitled to designate one (1) director to the Board (including any committee thereof, subject to Rule 5605(a)(2) of the of the Nasdaq Listing Rules regarding director independence). After an Affirmative Vote is obtained, (i) for as long as at least 90 shares of Series A Preferred Stock remain outstanding that are not subject to the Voting Cap (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, will be entitled to designate two (2) directors to the Board (including any committee thereof) and (ii) for as long as at least 135 shares of Series A Preferred Stock remain outstanding that are not subject to the Voting Cap (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, will be entitled to designate three (3) directors to the Board (including any committee thereof).

Protective Provisions

For so long as any shares of Preferred Stock are outstanding, the written consent of the holders of a majority of the then outstanding shares of Preferred Stock is required for the Company or its subsidiaries to amend, waive, alter or repeal the preferences, rights, privileges or powers of the holders of Preferred Stock, authorize, create or issue any equity securities senior to or pari passu with either series of Preferred Stock or increase or decrease the number of directors constituting the Board. In addition, for so long as either: (i) at least 105 shares of Preferred Stock originally issued remain outstanding; or (ii) at least 28 shares of Series A-1 originally issued remain outstanding (each subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the written consent or vote of the holders of a majority of the then outstanding shares of Preferred Stock is required for the Company or its subsidiaries to: (A) authorize, create or issue any debt securities for borrowed money or funded debt (1) pursuant to which the Company or any of its direct or indirect subsidiaries issues shares, warrants or any other convertible security, or (2) in excess of $4,500,000 initially, with such amount to be increased in connection with an aggregate consolidated revenue milestone, but excluding certain specified permitted transactions; (B) merge with or acquire all or substantially all of the assets of one or more other companies or entities with a value in excess of $20,000,000, to be increased in connection with an aggregate consolidated revenue milestone; (C) materially change the nature of the business of the Company; (D) consummate any Liquidation; (E) transfer material intellectual property rights other than in the ordinary course of business; (F) declare or pay any cash dividend or make any cash distribution on any equity interests of the Company other than Preferred Stock; (G) repurchase or redeem any shares of capital stock of the Company, except for the redemption of Preferred Stock pursuant to the terms of the Certificate of Designation, or repurchases of Common Stock under agreements previously approved by the Board with employees, consultants, advisors or others who performed services for the Company or any subsidiary in connection with the cessation of such employment or service; (H) incur any additional individual debt, indebtedness for borrowed money or other additional liabilities pursuant to which the Company or any of its subsidiaries issues shares, warrants or any other convertible security, or incur any individual debt, indebtedness for borrowed money or other liabilities pursuant to which the Company or any of its subsidiaries does not issue shares, warrants or any other convertible security exceeding $4,500,000 million initially, with such amount to be increased in connection with an aggregate consolidated revenue milestone, but excluding certain specified permitted transactions; or (I) change any accounting methods of the Company or any of its subsidiaries, except for those changes required by GAAP or applicable regulatory agencies or authorities. In addition, the Company will not be restricted from adopting an at-the-market offering of Common Stock or other public offering for up to $5,000,000 of Common Stock.

Liquidation

Upon any Liquidation (including mergers and consolidations and sales of all or substantially all of the Company’s assets), the holders of shares of Series A-1 Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders and before any payment will be made to the holders of Series A Preferred Stock, Common Stock or any other class or series of preferred stock ranking on liquidation junior to the Series A-1 Preferred Stock by reason of their ownership thereof, the greater of (i) (A) until July 15, 2021, an amount per share two times (2x) the Stated Value, (B) from July 15, 2021 to July 15, 2022, an amount per share two and one-half times (2½ x) the Stated Value, or (C) after July 15, 2022, three times (3x) the Stated Value of such share of Series A-1 Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable in respect of such share had such share been converted into Series A Preferred Stock and each such share of Series A Preferred Stock had been subsequently converted to Common Stock (the “Series A-1 Liquidation Value”). The holders of shares of Series A Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders (on a pari passu basis with the holders of any class or series of preferred stock ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment will be made to the holders of Common Stock or any other class or series of preferred stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount per share of Series A Preferred Stock equal to the greater of (i) the Stated Value of such share of Series A Preferred Stock, plus any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock immediately prior to such Liquidation (the “Series A Liquidation Value”).

Redemption

If no Affirmative Vote occurs by July 15, 2022, Ampersand shall have the right (the “Redemption Right”) beginning on July 16, 2022 to require the Company to redeem all of the shares of Series A Preferred Stock, if any, then held by Ampersand that are convertible into a number of shares of Common Stock that exceeds the Exchange Cap and all of the shares of Series A-1 Preferred Stock then held by Ampersand. Each of the shares of Preferred Stock subject to redemption shall be redeemed by the Company at a price equal to the Series A-1 Liquidation Value or Series A Liquidation Value, as applicable. If we are unable to redeem for cash in compliance with the Certificate of Designation all of the shares of Preferred Stock subject to a redemption in compliance with applicable law, the holders of the Preferred Stock, exclusively and as a separate class, shall be entitled to elect a majority of the directors of the Company then in-office.

Investor Rights Agreement

In connection with the First Ampersand Closing, the Company entered into an Investor Rights Agreement with Ampersand (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Company and Ampersand established certain terms and conditions concerning the rights of and restrictions on Ampersand with respect to the ownership of the Preferred Stock and other capital stock of the Company.

The Investor Rights Agreement requires that we must include in this Proxy Statement for our Annual Meeting, a proposal to our stockholders to authorize and approve the issuance of all Common Stock issuable upon the conversion of the Series A Preferred Stock, including the Series A Preferred Stock issuable upon conversion of the Series A-1 Preferred Stock at any time and from time to time pursuant to and in accordance with the terms of the Certificate of Designation. In addition, we agreed to provide a recommendation by our Board in favor of the approval of such proposal. In the event we do not obtain an Affirmative Vote at this Annual Meeting, the Company shall call at least one special meeting of its stockholders (the “Special Meeting”) to solicit an Affirmative Vote prior to July 15, 2020, unless Ampersand waives such requirement. If we do not receive an Affirmative Vote at this Annual Meeting or the Special Meeting, prior to January 15, 2021, we will include such proposal in our proxy statement for the annual meeting held following the Special Meeting that must be held prior to July 15, 2020 or call at least one additional special meeting of its stockholders to solicit stockholder approval.

Ampersand is prohibited from transferring any Common Stock issuable upon conversion of the Series A Preferred Stock for a period of 180 days from the date of the First Ampersand Closing.

Ampersand agreed that from July 15, 2019 until July 15, 2021 (the “Standstill Period”), without the prior written approval of the Company or the Board, or as otherwise expressly permitted or contemplated by the Investor Rights Agreement (including pursuant to the exercise of Ampersand’s pre-emptive rights under the Investor Rights Agreement) or the Certificate of Designation, Ampersand will not and will cause its affiliates not to acquire beneficial ownership of any securities (including in derivative form) of the Company, in each case excluding (x) the Series A Preferred Stock, purchased either directly from the Company or pursuant to a conversion of Series A-1 Preferred Stock, the Series A-1 Preferred Stock or Common Stock issuable upon conversion of the Series A Preferred Stock, and (y) any capital stock or other equity securities of the Company pursuant to or in accordance with the Certificate of Designation or pursuant to the exercise of Ampersand’s pre-emptive rights under the Investor Rights Agreement.

Ampersand also agreed not to engage, directly or indirectly, in specified transactions in the Company’s securities (including, without limitation, any short sales involving the Company’s securities) during the period from July 15, 2019 until the earlier of (i) the consummation of a Deemed Liquidation (as defined in the Certificate of Designation); and (ii) the date that Ampersand and certain of its affiliates do not own any Series A Preferred Stock, Series A-1 Preferred Stock or Common Stock issuable upon conversion of the Series A Preferred Stock, including Series A Preferred Stock issuable upon conversion of the Series A-1 Preferred Stock.

In addition, Ampersand will have certain consent rights, including with respect to those set forth under “Terms of the Preferred Stock — Protective Provisions” above. Ampersand will also have the pro rata pre-emptive right to purchase securities newly offered by the Company, based upon its then current ownership of Preferred Stock. The Investor Rights Agreement also provides Ampersand with the right to demand shelf and piggy-back registration with respect to Common Stock issued as a result of the conversion of Preferred Stock, commencing one year after the issuance of the Preferred Stock, subject to certain limitations.

Consequences of Failing to Approve this Proposal No. 4

In the event an Affirmative Vote approving this Proposal No. 4 is not obtained, we may experience the following consequences:

The Series A-1 Preferred Stock Will Remain Outstanding for an Extended Period. Unless an Affirmative Vote at our Annual Meeting is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Series A-1 Preferred Stock will remain outstanding in accordance with its terms and will be subject to an escalating liquidation preference for so long as the Preferred Stock remains outstanding and redemption preference beginning on July 16, 2022 and will earn a substantial dividend.

Increasing Liquidation Preference of Preferred Stock. For as long as the Series A Preferred Stock and Series A-1 Preferred Stock remains outstanding, they will retain a senior liquidation preference over shares of our Common Stock in connection with any Liquidation of us and, accordingly, no payments will be made to holders of our Common Stock upon any Liquidation of us unless the full liquidation preference on the Series A Preferred Stock and Series A-1 Preferred Stock, as applicable, is paid. In the case of the Series A-1 Preferred Stock, the liquidation preference per share is the greater of (i) (A) until July 15, 2021, an amount per share two times (2x) the Stated Value, (B) from July 15, 2021 to July 15, 2022, an amount per share two and one-half times (2½ x) the Stated Value, or (C) after July 15, 2022, three times (3x) the Stated Value of such share of Series A-1 Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable in respect of such share had such share been converted into Series A Preferred Stock and each such share of Series A Preferred Stock had been subsequently converted to Common Stock.

Additional Funding Necessary. If an Affirmative Vote is not obtained, the conditions to the Second Ampersand Closing will not have been met. In the event the Second Ampersand Closing does not occur, we would likely need to seek additional sources of funding to meet our obligations that we incurred in connection with the Acquisition, including the extinguishment of the Excess Consideration Note and to help pay the obligations we assumed in the Acquisition. Such additional sources of funding may not be available or, if available, could be on terms less favorable to us than those of the Second Ampersand Closing, and could result in substantial dilution to existing stockholders.

Dividend Payment and Potential Market Effects. If an Affirmative Vote is not obtained, we would expect that at least some of the shares of Series A Preferred Stock and shares of the Series A-1 Preferred Stock issued in the First Ampersand Closing will remain outstanding for the foreseeable future. Beginning July 15, 2022, and for so long as such shares of the Series A-1 Preferred Stock remain outstanding, the Series A-1 Preferred Stock would accrue dividends, on a cumulative basis, at an annual rate of 12.0% of the Stated Value ($12,000 per share). The Series A Preferred Stock would continue to accrue dividends, on a cumulative basis, at an annual rate of 6.0% of the Stated Value ($6,000 per share).

Redemption Rights and Consequences of Failure to Redeem. If an Affirmative Vote is not obtained, beginning on July 16, 2022, Ampersand as the holder has the right to require the Company to redeem all of the shares of Series A Preferred Stock, if any, then held by Ampersand that are convertible into a number of shares of Common Stock that exceeds the Exchange Cap and all of the shares of Series A-1 Preferred Stock then held by Ampersand. Each of the shares of Preferred Stock subject to redemption would be redeemed by the Company at a price equal to the Series A-1 Liquidation Value or Series A Liquidation Value. The Series A-1 Liquidation Value per share is equal to the greater of (i) (A) until July 15, 2021, an amount per share two times (2x) the Stated Value, (B) from July 15, 2021 to July 15, 2022, an amount per share two and one-half times (2½ x) the Stated Value, or (C) after July 15, 2022, three times (3x) the Stated Value of such share of Series A-1 Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable in respect of such share had such share been converted into Series A Preferred Stock and each such share of Series A Preferred Stock had been subsequently converted to Common Stock. The Series A Liquidation Value per share is equal to the greater of (i) the Stated Value of such share of Series A Preferred Stock, plus any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock immediately prior to such Liquidation. The amount of cash required to effect such a redemption may be substantial, and it is possible that we may not be able to timely redeem the Series A Preferred Stock and Series A-1 Preferred Stock that we are required to redeem. If we are unable to redeem for cash in compliance with the Certificate of Designation all of the shares of Preferred Stock subject to a redemption in compliance with applicable law, the holder of Series A Preferred Stock and Series A-1 Preferred Stock, exclusively and as a separate class, will be entitled to elect a majority of the Board.

Continued Separate Voting Rights of Holders of Series A Preferred Stock. If an Affirmative Vote is not obtained, holders of the Series A Preferred Stock have certain separate voting and consent rights, subject to the Voting Cap, and the holders of our Common Stock will be unable to take certain actions without approval by the holders of the Series A Preferred Stock. For more information regarding such voting, see “Terms of the Preferred Stock — Voting” and “Terms of the Preferred Stock — Protective Provisions”.

Director Appointment Rights. If an Affirmative Vote is not obtained, as long as at least 45 shares of Series A Preferred Stock remain outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of Series A Preferred Stock, exclusively and as a separate class, will be entitled to designate one (1) director to the Board (including any committee thereof).

Additional Stockholder Meetings. If an Affirmative Vote is not obtained, pursuant to the Investor Rights Agreement, we would be required to call at least one Special Meeting to solicit the Affirmative Vote prior to July 15, 2020, unless Ampersand waives such requirement. If we do not receive an Affirmative Vote at this Annual Meeting or the Special Meeting, we are required to include in our proxy statement for the annual meeting held following the Special Meeting or call at least one additional special meeting of its stockholders to solicit stockholder approval prior to January 15, 2021. We will bear the costs of soliciting the approval of our stockholders in connection with these meetings. In addition, while Ampersand is not eligible to vote on the proposals at the Annual Meeting, if this Proposal No. 4 is not approved at the Annual Meeting, the holders of the Series A Preferred Stock will be entitled to vote on any similar future proposal at any meeting of our stockholders held after this Annual Meeting, subject to the Voting Cap.

Restriction on Payment of Dividends. If an Affirmative Vote is not obtained, the shares of Series A Preferred Stock and Series A-1 Preferred Stock will remain outstanding and for so long as such shares of Preferred Stock remain outstanding, if dividends payable on all outstanding shares of the Series A Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities (such as our Common Stock), or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Certain Consequences of Approving Proposal No. 4

In the event an Affirmative Vote approving this Proposal No. 4 is obtained, we may experience the following consequences:

Potential Consummation of the Second Ampersand Closing. If an Affirmative Vote is obtained and certain customary closing conditions are satisfied, we will consummate the Second Ampersand Closing and issue to Ampersand an additional 130 newly issued shares of Series A Preferred Stock at an aggregate purchase price of $13,000,000. If the Second Ampersand Closing is consummated, the Company expects to use the proceeds to extinguish the Excess Consideration Note and for general corporate purposes, including the integration of the BioPharma Business.

Conversion of the Preferred Stock. If an Affirmative Vote is obtained, each share of Series A-1 Preferred Stock will automatically convert into one share of Series A Preferred Stock. In addition, holders of Series A Preferred Stock will have the right to convert each share of Series A Preferred Stock into shares of Common Stock at the then-current Conversion Price. The initial conversion price of the Preferred Stock is $0.80, subject to adjustment as described above, representing a premium of approximately 14.0% over the closing price of the Company’s Common Stock immediately prior to the announcement of the investment. The $0.80 initial conversion price will be the initial conversion price of the Series A Preferred Stock to be issued in the Second Ampersand Closing, should it occur, regardless of the market price of our Common Stock at the time of the Second Ampersand Closing.

Dilution. If an Affirmative Vote is obtained, the conversion of the Series A Preferred Stock will result in the issuance of up to 33,750,000 shares of our Common Stock based on the initial conversion price of $0.80 and if the downward conversion price adjustment is triggered and the Conversion Price is reduced to the limit of $0.59, up to 45,762,711 shares of our Common Stock based on the lowest possible Conversion Price of $0.59 (in both instances assuming there are not any dividends on the Preferred Stock are have not been paid in cash and added to the liquidation preference). As noted above, it is currently not possible to determine the exact number of shares of Common Stock that could be issuable pursuant to the terms of the Series A Preferred Stock if the downward conversion price adjustment is triggered and the Conversion Price could be reduced to the limit of $0.59. Following conversion of all of the Series A Preferred Stock, the Common Stock issued as a result of conversion of the Series A Preferred Stock will represent approximately 46.9% of the aggregate number of outstanding shares of Common Stock based on the [•] shares of Common Stock currently outstanding as of the Record Date plus the 33,750,000 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock at the initial conversion price of $0.80 and approximately 54.5% of the aggregate number of outstanding shares of Common Stock based on the [•] shares of Common Stock currently outstanding as of the Record Date plus the 45,762,711 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock at the lowest possible Conversion Price of $0.59. Your vote “FOR” this Proposal No. 4 is a vote to approve the issuance of all of the shares of our Common Stock that may conceivably be issued pursuant to the terms of the Preferred Stock we issued, or may issue, to Ampersand.

Payment of Dividends on Series A Preferred Stock. Each additional share of Series A Preferred Stock issued to Ampersand accrues a dividend at the rate of 6.0% per annum of its Stated Value, plus the amount of previously declared or accrued, and not previously paid dividends as, and if, declared by the Board.

Market Effects. The conversion of the Series A Preferred Stock into Common Stock may impact trading patterns and adversely affect the market price of our common stock. Additionally, in accordance with the Investor Rights Agreement, we may be required to file a resale registration statement with the SEC to enable the holders of the Series A Preferred Stock to freely sell their shares of Common Stock to be issued upon conversion of the Series A Preferred Stock. If significant quantities of the Common Stock are sold (or if it is perceived that they may be sold) in the public market, the trading price of our Common Stock could be adversely affected.

Rights of Ampersand and Potential Control by Ampersand. Ampersand will have the right to elect up to three directors of the Board and will have approval rights for certain Company actions as described above in “Terms of the Preferred Stock — Protective Provisions”. Upon the conversion of all shares of Preferred Stock that will be held by Ampersand if we obtain an Affirmative Vote of this Proposal No. 4 and the Second Ampersand Closing is consummated, Ampersand will own a substantial percentage of our Common Stock and could have the ability to have substantial influence over our management and operations. Such influence may make it more difficult for, or discourage an attempt by, a third party to obtain control of the Company by tender offer or other means without Ampersand’s consent.

Interest of Certain Persons

We were required to appoint Eric Lev to the Board as a condition of the First Ampersand Closing. Mr. Lev is currently a member of the Board. Mr. Lev is a limited partner of the general partner of Ampersand and therefore has an interest in the outcome of this Proposal No. 4. Mr. Lev disclaims beneficial ownership of the shares held by Ampersand, except to the extent of his pecuniary interest therein.

Board Recommendation

The Board has determined that the Proposal No. 4 is in the best interest of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” for this Proposal No. 4.

Proposal No. 4 requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting. The Preferred Stock has no voting rights with respect to this Proposal No. 4 and cannot vote with respect to this Proposal No. 4 at the Annual Meeting.

The Board Unanimously Recommends a Vote to approve, under applicable nasdaq listing rules, issuances of shares of our common stock upon conversion of our preferred stock in excess of 19.99% of our common stock outstanding prior to such issuances and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

PROPOSAL NO. 5 —
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing BDO as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of BDO unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of BDO will be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

The Board Recommends a Vote FOR the Ratification of the Appointment of
BDO USA, LLP for Fiscal Year 2019 and Proxies that Are Returned
Will Be So Voted Unless Otherwise Instructed.

PROPOSAL NO. 6 —
ADJOURNMENT OF THE ANNUAL MEETING

If at the time of the Annual Meeting, the number of shares of the Company’s Common Stock voting in favor of one or more of the proposals set forth in this Proxy Statement is insufficient to approve one or more of those proposals, we may move to adjourn the Annual Meeting in order to allow us to continue to solicit additional proxies in favor of the proposals set forth in this Proxy Statement that require additional “FOR” votes for their approval.

The Board believes that it is in the best interests of the Company’s stockholders to have each of the proposals approved and implemented, and, therefore, enabling us to adjourn the meeting to continue to solicit proxies for one or more of the proposals is advisable. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

The Board Recommends a Vote FOR the Adjournment of the Annual Meeting, if Necessary or Appropriate, to Solicit Additional Proxies in Favor of Any or All of the Other Proposals Set Forth in This Proxy Statement and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

Governance of the Company

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations” section of our website page at www.interpacediagnostics.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, or posted on our website (www.interpacediagnostics.com).

Board Leadership and Structure

The Chairman of the Board, who is currently an independent director, presides at all meetings of the Board. Mr. Sullivan serves as the Chairman of the Board, and Mr. Stover, our Chief Executive Officer, serves as a director.

The Board believes that having an independent director serve as Chairman of the Board is in the best interests of our stockholders. This structure provides more direct independent oversight and active participation of our independent directors in setting agendas and establishing policies and procedures of our Board. Further, this structure permits our Chief Executive Officer to focus on the management of our day-to-day operations.

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and our stockholders.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2018, the Board held nine meetings and additionally acted three times by unanimous written consent, the Audit Committee held seven meetings, the Compensation Committee held four meetings and the Nominating Committee held four meetings. Each committee member is a non-employee director of the Company who meets the independence requirements of Nasdaq and applicable law. Each of our incumbent directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2018. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our directors attended our annual stockholders’ meeting held on June 12, 2018. Our Board has three standing committees, each of which is described below.

Audit Committee

As of the date of this Proxy Statement, the Audit Committee is currently comprised of Dr. Keegan (Chairperson), Dr. Schnoll-Sussman and Mr. Sullivan. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; and (v) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the rules of Nasdaq and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Our Audit Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Compensation Committee

As of the date of this Proxy Statement, the Compensation Committee is currently comprised of Dr. Keegan, Mr. Sullivan (Chairperson) and Dr. Schnoll-Sussman. Each member of our Compensation Committee is “independent” within the meaning of the rules of Nasdaq and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans.

The Compensation Committee, which is composed solely of independent directors, provides overall guidance for our executive compensation policies and determines the value and elements of compensation for our executive officers. Our Chief Executive Officer plays a role in recommending executive compensation to the Compensation Committee. In March 2018, we engaged Radford, an Aon Hewitt company, to gather long-term incentives market data for the Board and our executive officers (the “Radford Report”). In addition to the Radford Report, the Compensation Committee used its experience in working with emerging life science companies as the basis for establishing compensation for 2018.

Our Compensation Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Nominating Committee

As of the date of this Proxy Statement, the Nominating Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Sullivan and Dr. Schnoll-Sussman. Each member of our Nominating Committee is “independent” within the meaning of the rules of Nasdaq and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; and (v) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules.

The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs. The Nominating Committee will consider nominees recommended by stockholders, based on the same criteria described above, provided such nominations comply with the applicable provisions of our bylaws, as amended and restated (the “Bylaws”) and the procedures to be followed in submitting proposals. No material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since the date of our last disclosure.

Our Nominating Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

As of December 31, 2018, the Compensation Committee consisted of Mr. Sullivan, Dr. Keegan and Dr. Schnoll-Sussman. As of the date of this Proxy Statement, the Compensation Committee also consists of Mr. Sullivan, Dr. Keegan and Dr. Schnoll-Sussman. During 2018 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Policies on Communicating with our Board and Reporting of Concerns Regarding Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding accounting, internal accounting controls or auditing matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us during or with respect to the fiscal year ended December 31, 2018, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, as disclosed in the forms described above, reports required by Section 16(a) during fiscal 2018.

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation for 2017 and 2018 paid to our Chief Executive Officer and our other two most highly compensated executive officers who served in this capacity as of December 31, 2018.

SUMMARY COMPENSATION TABLE FOR 2018 AND 2017
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Compensation		All Other Compensation (4)	Total
Jack E. Stover	2018	337,634	270,000		150,520	535,680	$		14,046	1,307,880
CEO	2017	318,500	92,000			695,993		937,058	12,910	2,056,461

James Early (3)	2018	333,842	75,000		17,380	61,920			1,128	489,270
CFO	2017	535,300	45,000	(3)		69,902				650,202

Gregory Richard	2018	280,000	126,000		42,752	152,256			18,235	619,243
Chief Commercial Officer	2017	266,250	100,000			399,085			18,418	783,753

(1)	The amounts set forth in this column represents annual cash incentive bonus earned for 2017 and 2018.

(2)	The dollar amounts set forth under the heading “Stock Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to “Note 13 – Stock-Based Compensation” to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 21, 2019.

(3)	Mr. Early’s salary for 2018 includes $135,925 in fees paid to his consulting firm, Early Financial, for financial services as Chief Financial Officer. In March 2018, Mr. Early was hired by the Company to be its Chief Financial Officer, Secretary and Treasurer for an annual salary of $250,000. His prior compensation had been based on an hourly rate. Mr. Early received in April 2018 a discretionary bonus of $45,000.

(4)	For the named executive officers, this column includes the following amounts in 2018:

	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($)(1)	Total ($)
Jack E. Stover	$11,000	$3,046	$-	$14,046
James Early	-	1,128	-	1,128
Gregory Richard	5,600	635	12,000	18,235

(1)	The amounts set forth in this column for Mr. Richard represent an auto allowance generally available to members of the sales team.

Narrative Disclosure to Summary Compensation Table

Base Salary

Initially, base salaries are generally set according to the executive officer’s agreement with the Company and adjusted based on the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance. While our executives’ base salaries are generally targeted to be consistent with median base salaries for similar positions based on competitive market data, there is no specific weighting applied to any one factor in setting the level of salary, and the process ultimately relies on the evaluation of various factors considered by the Compensation Committee with respect to each named executive officer (and the full Board, in the case of the Chief Executive Officer). The Compensation Committee also takes into account additional factors such as historical compensation, the financial condition of the Company in general and the individual’s potential to be a key contributor as well as special recruiting and retention situations.

Upon his appointment as our Interim Chief Executive Officer, Mr. Stover’s annual base salary was set at $300,000, which was not subject to an employment agreement. Mr. Stover entered into an employment agreement with the Company as President and Chief Executive Officer on October 28, 2016 and an amended and restated employment agreement on December 5, 2018 which set his annual base salary at $450,000. Mr. Early’s fees for services as a consultant were $135,925 during 2018. On March 7, 2018 the Board approved the employment agreement of Mr. Early, which set his annual base salary at $250,000 paid in accordance with the Company’s payroll practices. Such base salary is subject to adjustment on an annual basis by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Richard’s base salary is not determined by an employment contract. Mr. Stover and Mr. Richard received raises of 7% and 8%, respectively, in 2018 based upon the Compensation Committee’s appraisal of their performance.

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee typically during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company.

Pursuant to Mr. Stover’s employment agreement, the Board approved a target annual cash bonus of 60% of his annual base salary based principally upon meeting specific financial goals and objectives as recommended by the Compensation Committee and approved by the Board in its sole discretion. Based on our achievement of our commercial, business development, finance, operations, clinical and science goals, the Compensation Committee recommended and the Board approved a discretionary bonus for Mr. Stover of $270,000 based on 2018 performance. This bonus was paid in April 2019.

Mr. Richard received a discretionary bonus paid in April 2019 in the amount of $126,000. Mr. Early received a discretionary bonus paid in April 2019 in the amount of $75,000. Such bonus amounts were determined by the Compensation Committee based on its discretion.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2018.

Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program each year, which is currently administered under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan, (the “Amended 2004 Plan”); however, if approved by our shareholders, it is anticipated that such long-term equity incentive program would instead be administered under the 2019 Equity Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent and provides the motivation to improve our long-term financial performance and increase stockholder value. In 2018, Mr. Stover was granted 224,000 stock options with an exercise price of $1.01 and 348,000 stock options with an exercise price of $1.08, and 143,000 restricted stock units. In 2018, Mr. Early was granted 56,000 stock options with an exercise price of $1.01 and 12,000 stock options with an exercise price of $1.08, and 17,000 restricted stock units. In 2018, Mr. Richard was granted 112,000 stock options with an exercise price of $1.01 and 53,600 stock options with an exercise price of $1.08, and 41,400 restricted stock units. The option and restricted stock unit grants listed above vest one-third each year over a three-year period.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2018 are set forth in footnote 4 to the Summary Compensation Table.

Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviewed our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (a) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (b) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (c) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards

The following table provides information concerning the number and value of unexercised options, SARs, restricted stock awards and RSUs for the named executive officers outstanding as of the year ended December 31, 2018:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018
	Options/SARs Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares/RSUs that have not Vested (#)		Market Value of Shares/RSUs that have not Vested ($)(1)
Jack E. Stover	32,636	-		1.60	10/14/2026	3,333	(2)	2,666
	134,602	-		2.12	3/16/2027	-		-
	345,000	-		1.45	9/26/2027	-		-
	-	224,000	(3)	1.01	3/7/2028	56,000	(5)	44,800
	-	348,000	(4)	1.08	12/5/2028	87,000	(6)	69,600

James Early	8,000	-		1.60	10/14/2026	-		-
	14,475	-		2.12	3/16/2027	-		-
	40,000	-		1.45	9/26/2027	-		-
	-	56,000	(3)	1.01	3/7/2028	14,000	(5)	11,200
	-	12,000	(4)	1.08	12/5/2028	3,000	(6)	2,400

Gregory Richard	3,742	-		45.70	4/2/2019	2,000	(7)	1,600
	12,257	-		1.60	10/14/2026	-		-
	17,134	-		2.12	3/16/2027	-		-
	50,269	-		2.46	5/10/2027	-		-
	200,000	-		1.45	9/26/2027	-		-
	-	112,000	(3)	1.01	3/7/2028	28,000	(5)	22,400
	-	53,600	(4)	1.08	12/5/2028	13,400	(6)	10,720

(1)	The market value is based on the closing price of $0.80 on December 31, 2018, the last day of trading in 2018.
(2)	Restricted stock units that vest February 3, 2019.
(3)	Stock options that vest one-third on each of March 7, 2019, March 7, 2020, and March 7, 2021.
(4)	Stock options that vest one-third on each of December 5, 2019, December 5, 2020, and December 5, 2021.
(5)	Restricted stock units that vest one-third on each of March 7, 2019, March 7, 2020, and March 7, 2021.
(6)	Restricted stock units that vest one-third on each of December 5, 2019, December 5, 2020, and December 5, 2021.
(7)	Restricted stock units that vest on February 26, 2019.

Equity Compensation Grants Subsequent to December 31, 2018

On March 13, 2019, Mr. Stover was granted 86,922 restricted stock units and 347,688 stock options; Mr. Early was granted 26,340 restricted stock units and 105,360 stock options; and Mr. Richard was granted 39,528 restricted stock units and 158,112 stock options. Both the restricted stock units and the stock options vest annually, in equal installments, over a three-year period. The stock options have an exercise price of $0.98.

Potential Payments upon Termination or Change in Control

The following table reflects the estimated amount of compensation that would be payable to each of our 2018 named executive officers upon termination of such executive’s employment in accordance with their respective employment separation agreements and stock agreements. In general RSUs and stock options vest upon a change of control. The amounts shown below assume that such termination was effective as of December 31, 2018, and are estimates of the amounts which would be paid out upon termination. The actual amounts to be paid out can only be determined at the time of separation from the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name	Cash Payment ($)	Continuation of Medical/ Welfare Benefits (Present Value) ($)	Acceleration of Equity Awards ($) (1)	Total Termination Benefits ($)
Termination Without Cause or Resignation for Good Reason Not Within 24 Months Following a Change in Control:
Jack E. Stover (2)	$891,630	$28,404	$117,066	$1,037,100
James Early (3)	125,000	14,202	13,600	152,802
Gregory Richard (4)	336,667	28,404	34,720	399,791
Upon a Change in Control (Not in connection with a termination)
Jack E. Stover	$-	$-	$117,066	$117,066
James Early	-	-	13,600	13,600
Gregory Richard	-	-	34,720	34,720
Termination Without Cause or Resignation for Good Reason Within 24 Months Following a Change in Control
Jack E. Stover (2)	$1,251,630	$42,605	$117,066	$1,411,302
James Early (3)	125,000	14,202	13,600	152,802
Gregory Richard(4)	336,667	28,404	34,720	399,791

(1)	These amounts are based on the value of RSUs held at December 31, 2018 that would become immediately vested upon retirement or a change of control pursuant to the applicable restricted stock grant agreement. Stock options that would become immediately vested upon a change in control pursuant to the Amended 2004 Plan were not included as they were out of the money (option exercise price is greater than the stock price). The market value of all equity reflected in the above table is based on the closing stock price of $0.80 on December 31, 2018, the last day of trading in 2018.
(2)	Mr. Stover’s cash payment would be paid in nine monthly installments.
(3)	Mr. Early’s cash payment would be in six monthly installments.
(4)	Mr. Richard’s cash payment would be paid in a lump sum within 60 days of termination.

Employment Arrangements

Jack E. Stover –Chief Executive Officer

On October 30, 2016, we entered into an employment agreement with Mr. Stover (the “2016 Employment Agreement”) pursuant to which he received an annual base salary of $300,000, subject to annual cost of living adjustments, and was eligible to receive an annual performance bonus with a target of 50% of his base salary, based on the attainment of certain quarterly performance targets.

In addition, upon the occurrence of a capital raising “Transaction” (as such term is defined in the 2016 Employment Agreement), provided he remained employed through the closing of such Transaction, Mr. Stover would have received non-equity incentive compensation calculated based on 3% of the net transaction proceeds received in connection with such Transaction.

In the event of a termination of Mr. Stover’s employment by the Company without “Cause” or a resignation by Mr. Stover for “Good Reason” (as such terms are defined in the 2016 Employment Agreement), Mr. Stover would have been entitled to receive monthly payments of $25,000 for nine months following such termination and, provided that Mr. Stover timely elected COBRA continuation coverage, the Company would have paid his applicable COBRA premium for 12 months following such termination. Such payments and benefits would be subject to an effective release of claims and would cease upon breach by Mr. Stover of any applicable restrictive covenants.

On December 5, 2018, the Board approved the amended and restated employment agreement (the “Stover Employment Agreement”) of Jack E. Stover, President, Chief Executive Officer and Director of the Company. Under the Stover Employment Agreement, Mr. Stover is to receive an annual base salary of $450,000, which is subject to annual upward adjustment by the Board, and is eligible to receive an annual performance bonus with a target of 60% of his base salary, based on the attainment of certain annual corporate and/or individual performance goals as determined by the Board. Under the Stover Employment Agreement, Mr. Stover is not eligible to receive any transaction incentive compensation. On December 5, 2018, Mr. Stover received an option to purchase 348,000 shares of the Company’s common stock and 143,000 restricted stock units of the Company, each with a three-year vesting period. Mr. Stover shall be eligible to receive a grant of options to purchase common stock and restricted stock units each year on the anniversary of the date of the Stover Employment Agreement. The number of shares underlying this annual grant will be determined by the Compensation Committee. Mr. Stover is also eligible to participate in all employee benefit plans and programs maintained by the Company on the same basis as other senior management. These include vacation, retirement, health insurance and life insurance.

Under the Stover Employment Agreement, in the event of a termination by the Company without “Cause” or a resignation by Mr. Stover for “Good Reason” (as such terms are defined in the Stover Employment Agreement), not within 24 months following a Transaction (as such term is defined in the Stover Employment Agreement, which includes, among other things, any merger of the Company into another corporation, any acquisition of the Company and the acquisition of beneficial ownership of the Company’s voting securities having voting power equal to 51% or more of the combined voting power of the Company’s outstanding voting securities), Mr. Stover would be entitled to receive: any earned but unpaid bonus for any fiscal year ending prior to Mr. Stover’s termination date, one times Mr. Stover’s then current base salary, to be paid in nine equal installments, provided that Mr. Stover timely elected COBRA continuation coverage, payment by the Company of his applicable COBRA premium for 12 months following such termination and all outstanding non-qualified stock option and restricted stock unit awards that were scheduled to vest during the 24 months following the termination date shall become fully vested and exercisable and Mr. Stover shall also receive a lump sum payment equal to the greater of 60% of his base salary or the largest discretionary bonus paid to Mr. Stover in the three years preceding the termination date. Such payments and benefits would be subject to an effective release of claims and would cease upon breach by Mr. Stover of any applicable restrictive covenants.

Under the Stover Employment Agreement, if, within 24 months following a Transaction, Mr. Stover’s employment is terminated by Mr. Stover for Good Reason or by the Company without Cause, Mr. Stover would be entitled to receive: any earned but unpaid bonus for any fiscal year ending prior to Mr. Stover’s termination date, one and one half times Mr. Stover’s then current base salary, to be paid in nine equal installments, one and one-half times Mr. Stover’s annual target bonus, to be paid in nine equal installments, provided that Mr. Stover timely elected COBRA continuation coverage, payment by the Company of his applicable COBRA premium for 18 months following such termination, and all outstanding non-qualified stock option and restricted stock unit awards that were scheduled to vest during the 36 months following the termination date shall become fully vested and exercisable.

Under the Stover Employment Agreement, if Mr. Stover is terminated for Cause (as such term is defined in the Stover Employment Agreement), he will be entitled to receive any earned but unpaid base salary and bonus for any fiscal year ending prior to the termination date.

James Early – Chief Financial Officer

On October 11, 2016, Mr. Early was appointed as Chief Financial Officer for the Company by means of an Engagement Letter Agreement executed between the Company and Early Financial. Professional fees under this agreement were charged at the hourly rate of $250 per hour for the first 30 hours per week and $200 per hour for time in excess of 30 hours per week. Fees and travel expenses were required to be invoiced weekly under fifteen day payment terms. Services could have been suspended if payments were deemed delinquent, and either party may have terminated the agreement upon thirty days written notice with no severance or other termination payments due.

On March 7, 2018, the Board approved the employment agreement of James Early, the Company’s Chief Financial Officer, Corporate Secretary and Treasurer (the “Early Employment Agreement”). Mr. Early is entitled to receive an annual base salary of $250,000, effective March 16, 2018, paid in accordance with the Company’s payroll practices. Such base salary is subject to adjustment on an annual basis by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Early is also eligible to receive an annual performance bonus, subject to the attainment of annual performance goals as set and determined by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Early’s target bonus is up to 30% of his annual base salary. Mr. Early is also eligible to participate in an annual stock based incentive plan under which he may be awarded restricted stock options and restricted stock grants at the end of each year, subject to certain performance goals. Mr. Early is also eligible to participate in any benefit plans that may be offered from time to time by the Company to its senior management. Mr. Early is an at-will employee of the Company. However, in the event that Mr. Early is terminated by the Company for any reason other than death, total disability or “Cause” (as defined in the Early Employment Agreement), or if Mr. Early resigns for “Good Reason” (as defined in the Early Employment Agreement), Mr. Early is entitled to (i) payment of six months of his then current base salary and (ii) six months continuation of his health benefits. Such payment and benefits would be subject to an effective release of claims.

Gregory Richard – Senior Vice President, Chief Commercial Officer

Mr. Richard is an at-will employee of the Company and his base salary is not determined by an employment contract. However, Mr. Richard is party to an Employment Separation Agreement entered into by the Company and Mr. Richard on March 25, 2015 (the “Richard Agreement”), pursuant to which Mr. Richard is eligible to receive severance in the event of a qualifying termination of employment.

Under the Richard Agreement, in the event of a termination of Mr. Richard’s employment by the Company without “Cause” or a resignation by Mr. Richard for “Good Reason” (as such terms are defined in the Richard Agreement), Mr. Richard would be entitled to receive a lump sum equal to (i) 12 times his then current base monthly salary plus (ii) the average of the annual amounts paid to Mr. Richard during the prior three full fiscal years pursuant to any cash-based incentive or bonus plan in which he participates. The Company would also pay his applicable COBRA premium for up to 12 months following such termination. Such payments and benefits would be subject to an effective release of claims.

Audit Committee Matters and Fees Paid to Independent Registered Public Accounting Firm

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described above were approved by the Audit Committee.

BDO, an independent registered public accounting firm, has served as our independent accountants beginning in 2012. Fees for services provided by BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2018	2017
Audit Fees	$266,295	$562,101
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$266,295	$562,101

Audit fees include the audit of our consolidated financial statements.

Included within audit fees for the year ended December 31, 2018 are those fees totaling $78,000 associated with our public offerings in 2018.

Included within audit fees for the year ended December 31, 2017 are those fees totaling $252,106 associated with our public offerings and debt exchange in 2017.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2018 and discussed them with management and BDO, the independent registered public accounting firm that audited our financial statements for fiscal 2018. The Audit Committee has also discussed with BDO the matters required to be discussed by Public Company Accounting Oversight Board’s Auditing Standard No. 1301 “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from BDO required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with BDO the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. BDO was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. BDO had full access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2018 be included in our annual report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Dr. Felice Schnoll-Sussman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of July 31, 2019 (unless otherwise indicated), the number of shares of our Common Stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding Common Stock; (ii) each of our current directors; (iii) each of our named executive officers included in the section of this Proxy Statement entitled “Summary Compensation Table”; and (iv) all directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 38,196,038 shares of Common Stock outstanding on July 31, 2019.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(13)	7,500,000	(14)	16.4%

Executive officers and directors:
Jack E. Stover (2)	827,130	(7)	2.1%
James Early (3)	84,277	(8)	*
Gregory Richard (4)	332,426	(9)	*
Stephen J. Sullivan (5)	56,983	(10)	*
Eric Lev(6)(15)	7,500,000	(14)	16.4%
Joseph Keegan(6)	14,369	(11)	*
Felice Schnoll-Sussman (6)	21,333	(12)	*
as a group (7 persons)	8,836,518	(7) (8) (9) (10) (11) (12)(14)	18.8%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock
(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as options and RSUs that a person has the right to acquire within 60 days of July 31, 2019. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Currently serves as our President and Chief Executive Officer and as a member of the Board.
(3)	Currently serves as our Chief Financial Officer, Secretary and Treasurer.
(4)	Currently serves as our Senior Vice President, Chief Commercial Officer.
(5)	Currently serves as Chairman of the Board.
(6)	Currently serves as a member of the Board.
(7)	Includes 211,256 RSUs that would vest immediately upon retirement and 586,904 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(8)	Includes 81,141 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(9)	Includes 316,993 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(10)	Includes 3,200 RSUs that would vest immediately upon retirement and 32,400 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(11)	Includes 26,400 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(12)	Includes 19,733 shares issuable pursuant to options exercisable within 60 days of July 31, 2019.
(13)	The reported address of Ampersand 2018 Limited Partnership is 55 William Street, Suite 240, Wellesley, MA 02481.
(14)

Evidenced by 60 shares of Series A Preferred Stock. Until the Voting Date, the Series A Preferred Stock is not convertible into shares of Common Stock. Moreover, the Company will not issue any shares of Common Stock upon conversion of the Series A Preferred Stock if the issuance would exceed the Exchange Cap until the Company obtains the Affirmative Vote. From and after the Voting Date, the Series A Preferred Stock will be convertible into 7,500,000 shares of Common Stock based on an initial conversion price of $0.80 per share. The Preferred Stock has no voting rights prior to the Voting Date. Does not include shares of Common Stock issuable upon conversion of Series A-1 Preferred Stock into Series A Preferred Stock and the conversion of such Series A Preferred Stock into Common Stock.

(15)	These securities are held of record by Ampersand 2018 Limited Partnership. Mr. Lev is a limited partner of the general partner of Ampersand 2018 Limited Partnership. Mr. Lev disclaims beneficial ownership of these securities for purposes of Rule 16a-1(a) under the Exchange Act except to the extent of his pecuniary interest therein. Mr. Lev does not have voting or investment power with respect to the shares held by Ampersand.

The following table provides information as of December 31, 2018 with respect to shares of Common Stock that may be issued under Interpace’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders
Amended 2004 Plan	2,877,595	$2.07	1,945,113
Equity compensation plans not approved by security holders	11,718	17.90	-
Total	2,889,313	$2.14	1,945,113

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are required to disclose transactions since January 1, 2017, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers, which are described in “Information About Our Executive Compensation”.

On July 15, 2019, we entered into the Securities Purchase Agreement with Ampersand pursuant to which we agreed to sell, and Ampersand agreed to purchase up to $27.0 million of Preferred Stock. In connection with the Securities Purchase Agreement, we also entered into the Investor Rights Agreement with Ampersand pursuant to which we established certain terms and conditions covering the rights and restrictions of Ampersand with respect to the ownership of the Preferred Stock and other capital stock of the Company. For more information see “Proposal No. 4” above. Eric Lev, one of our directors, was designated for election to the Board by Ampersand and is a limited partner of the general partner of Ampersand.

Other than as set forth in “Information About Our Executive Compensation,” and as disclosed in this section “Certain Relationships and Related Transactions”, we are not a party to a current transaction with a related person, have not been a party to such a transaction since January 1, 2017, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

Our directors and executive officers, who collectively hold, as of the Record Date, approximately [•]% of the Company’s outstanding voting power, entered into Voting Agreements, dated July 15, 2019, (the “Voting Agreements”), with Ampersand pursuant to which they agreed to vote in favor of any resolution presented to the stockholders of the Company to approve or facilitate the issuance of Common Stock issuable upon conversion of the Preferred Stock or any exercise of pre-emptive rights of under the terms of the Investor Rights Agreement and agreed until the earlier to occur of the termination of the Voting Agreement or January 15, 2020, not to transfer any shares of Common Stock held by such directors and executive officers.

OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report or Notice, as applicable to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report on Form 10-K, please contact us by writing to Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

Stockholder Proposals for the 2020 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2020 must be received by us at our principal office at Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054 no later than December 31, 2019, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting.

The Company’s Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (July 13, 2020) nor more than 120 days (June 13, 2020) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our Common Stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice (as defined above) and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on October 10, 2019.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available on the Internet at:
http://www.astproxyportal.com/ast/21231/

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Stephen J. Sullivan
Stephen J. Sullivan
Chairman

[●], 2019

Annex A

INTERPACE DIAGNOSTICS GROUP, INC.
2019 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions. The purposes of the Interpace Diagnostics Group, Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Interpace Diagnostics Group, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Cash Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means an award that is granted under Section 10.

(g) “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

Annex A-1

(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

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(s) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(t) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(w) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(x) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(y) “Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(c) hereof.

(z) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;

(f) approve forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 11; and

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(i) extend the period of time for which an Option or Stock Appreciation Right is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option or Stock Appreciation Right to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option or Stock Appreciation Right.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,300,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

(ii) The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

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(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.

Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Section 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

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The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”).

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

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Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

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(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash Award. Subject to the other terms of the Plan, the Committee may grant Cash Awards to eligible individuals and may impose one or more Vesting Conditions on such Awards. Unless otherwise determined by the Committee, a Participant must provide services to the Company or its Affiliates through the last day of the performance period applicable to the Cash Award in order to be eligible to receive payment. Unless otherwise specified by the Committee, payment in respect of a Cash Award will be made in cash, by the fifteenth day of the third month following the year in which such Award is earned.

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Section 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board or by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

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(b) Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.

Section 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.

(c) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Annex A-10

Section 18. Effective Date of Plan. The Plan became effective on [            ] (the “Effective Date”), upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company.

Section 19. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Annex A-11

Annex B

INTERPACE DIAGNOSTICS GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan is to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Code section 423, and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include any regulations promulgated thereunder.

“Committee” means the Compensation and Management Committee of the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Interpace Diagnostics Group, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, and including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Code section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulations section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulations section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulations section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been continuously employed by the Company or a Participating Subsidiary for at least one (1) year and (ii) is customarily employed for at least twenty (20) hours per week and for more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Code section 414(q)) or a sub-set of such highly compensated employees.

Annex B-1

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, authorize a new level of payroll deductions, or stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering” means the grant of rights to an Eligible Employee to purchase shares of Common Stock during an Offering Period in accordance with the Plan.

“Offering Date” means the first Trading Day of each Offering Period, as designated by the Committee.

“Offering Period” means a period of six (6) months beginning each January 1st and July 1st; provided that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that the Committee has designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Interpace Diagnostics Group, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code section 424(f).

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

Annex B-2

3. Administration. The Committee shall administer the Plan and shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan, and to ensure compliance with Code section 423 and other applicable law. The Committee’s decisions shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4. Eligibility.

4.1 Unless otherwise determined by the Committee in a manner consistent with Code section 423, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to Code section 423 requirements.

4.2 Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, or (ii) such option would permit his or her rights to purchase stock under all Code section 423 employee stock ownership plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1st and July 1st of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment and Payroll Deductions. An Eligible Employee may elect to participate in the Plan by completing an Enrollment Form and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, an Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 10%, of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3 Automatic Re-enrollment. The deduction rate selected by a Participant in an Enrollment Form shall remain in effect for subsequent Offering Periods, unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, that in no event shall any Participant purchase more than 100,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13).

Annex B-3

8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting a revised Enrollment Form to the Committee indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account that have not been used to purchase shares of Common Stock shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of 1,000,000 shares of Common Stock have been authorized and reserved for issuance under the Plan. Such shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2 Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

Annex B-4

14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant, other than by will, the laws of descent and distribution, or as provided in Section 17. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18. Adjustments; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date, and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

Annex B-5

19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Code section 423, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Code Section 423. The Plan is intended to qualify as an employee stock ownership plan under Code section 423. Any provision of the Plan that is inconsistent with Code section 423 shall be reformed to comply with Code section 423.

19.13 Withholding. To the extent required by applicable federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Annex B-6

ANNUAL MEETING OF STOCKHOLDERS OF

INTERPACE DIAGNOSTICS GROUP, INC.

October 10, 2019

GO GREEN

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Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030000000000000000 3 061218

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of one Class I director

NOMINEE:
Stephen J. Sullivan

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. Proposal to Approve the 2019 Equity Incentive Plan	☐	☐	☐
3. Proposal to Approve the Employee Stock Purchase Plan	☐	☐	☐
4. Proposal to Approve, Under Applicable Nasdaq Listing Rules, Issuances of Shares of our Common Stock Upon Conversion of our Preferred Stock in Excess of 19.99% of our Common Stock Outstanding Prior to Such Issuances	☐	☐	☐
5. Proposal to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
6. Proposal for the Adjournment of the Annual Meeting	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

INTERPACE DIAGNOSTICS GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 10, 2019

The undersigned stockholder of Interpace Diagnostics Group, Inc. (the "Company") hereby appoints Jack E. Stover and James Early, and each of them acting singly, each with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company scheduled to be held on October 10, 2019, and at any postponements or adjournments of such meeting for the purposes identified on the reverse side of this proxy, and **with discretionary authority as to any other matters that may properly come before the Annual Meeting of Stockholders of the Company and at any postponements or adjournments of such meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and the Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR the Company's nominee in proposal 1 and FOR proposals 2, 3, 4, 5 and 6.**

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

INTERPACE DIAGNOSTICS GROUP, INC.

October 10, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10030000000000000000 3 061218

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of one Class I director

NOMINEE:
Stephen J. Sullivan

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. Proposal to Approve the 2019 Equity Incentive Plan	☐	☐	☐
3. Proposal to Approve the Employee Stock Purchase Plan	☐	☐	☐
4. Proposal to Approve, Under Applicable Nasdaq Listing Rules, Issuances of Shares of our Common Stock Upon Conversion of our Preferred Stock in Excess of 19.99% of our Common Stock Outstanding Prior to Such Issuances	☐	☐	☐
5. Proposal to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
6. Proposal for the Adjournment of the Annual Meeting	☐	☐	☐

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Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTERPACE DIAGNOSTICS GROUP, INC.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before September 30, 2019.

Please visit http://www.astproxyportal.com/ast/21231/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

To Request Material:

Telephone: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-Mail: info@astfinancial.com

Website: https://us.astfinancial.com/onlineProxyVoting/ProxyVoting/RequestMaterials

To Vote:

Online: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

In Person: You may vote your shares in person by attending the Annual Meeting.

Telephone: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

Mail: You may request a card by following the instructions above.

1. Election of one Class I director

NOMINEE:
Stephen J. Sullivan

Please note that you cannot use this notice to vote by mail.

2. Proposal to Approve the 2019 Equity Incentive Plan

3. Proposal to Approve the Employee Stock Purchase Plan

6. Proposal for the Adjournment of the Annual Meeting

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.